UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Synopsys, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 25, 2006

To the Stockholders of Synopsys, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Synopsys, Inc., a Delaware corporation, will be held on April 25, 2006, at 10:00 a.m. local time in at our offices located at 700 East Middlefield Road, Building C, Mountain View, California 94043, for the following purposes:

1.                To elect eight directors to serve for the ensuing year and until their successors are elected.

2.                To approve the 2006 Employee Equity Incentive Plan and the reservation of 47,497,248 shares of our common stock for issuance thereunder (comprised of 37,885,110 shares subject to outstanding stock options granted under existing employee stock option plans as of January 31, 2006 and 9,612,138 shares reserved for future grant under such plans as of January 31, 2006).

3.                To approve an amendment of our 2005 Non-Employee Directors Equity Incentive Plan (the “2005 Directors Plan”) in order to (a) provide that the expiration date of the 2005 Directors Plan shall be the day immediately preceding the date of our 2010 Annual Meeting of Stockholders and (b) reserve an additional 450,000 shares of our common stock for issuance under the 2005 Directors Plan.

4.                To ratify the appointment by our Audit Committee of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2006.

5.                To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 10, 2006 are entitled to notice of and to vote at the meeting. We cordially invite all stockholders to attend the meeting in person. However, to assure your representation at the meeting, we urge you to sign and return the enclosed proxy as promptly as possible in the enclosed envelope. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.

Sincerely,

Aart J. de Geus Chairman of the Board and Chief Executive Officer

Mountain View, California

March 17, 2006

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

700 East Middlefield Road
Mountain View, California 94043

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 25, 2006

GENERAL INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Synopsys, Inc., a Delaware corporation (“Synopsys”, “we” or “us”) for use at the Annual Meeting of Stockholders to be held on April 25, 2006 (the “Annual Meeting”), at 10:00 a.m. local time at our offices located at 700 East Middlefield Road, Building C, Mountain View, California 94043.

We intend to mail these proxy solicitation materials on or about March 17, 2006 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the cost of soliciting proxies. We have retained D.F. King & Co., Inc. to assist us in soliciting proxies, for which we will pay D.F. King & Co. a fee of approximately $9,000 plus out-of-pocket expenses. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We will furnish copies of solicitation material to such brokerage firms and other representatives. Proxies may also be solicited by our directors, officers and employees without additional compensation personally or by telephone, facsimile or e-mail. Except as described above, we do not presently intend to solicit proxies other than by mail.

Revocability of Proxies

Any stockholder of record giving a proxy may revoke it at any time before the Annual Meeting by delivering to our principal executive offices at the address given above, attention Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, which notice must be received by Synopsys prior to the Annual Meeting. The proxy may also be revoked by attending the Annual Meeting and voting in person. If you hold your shares through a broker, bank or other agent and you wish to revoke a proxy you have already cast, please contact your broker for instructions. See “Voting by Beneficial Owners,” below.

Record Date

Stockholders of record on March 10, 2006 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 143,896,139 shares of our common stock, $0.01 par value, were issued and outstanding. No shares of our preferred stock were outstanding.

Shares Registered in Your Name

If on March 10, 2006 your shares were registered directly in your name with Synopsys’ transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Voting by Beneficial Owners

If you hold your shares through a broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, to vote in person at the Annual Meeting, you must obtain a special proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request such form of  proxy. Please complete and mail the proxy card as instructed to ensure your vote is counted. Alternately, you may vote by telephone or over the Internet if permitted by your broker, bank or other agent. If you wish to revoke a proxy you have already cast, please contact your broker, bank or other agent for instructions.

Voting and Share Ownership

Each stockholder is entitled to one vote for each share of common stock held by such stockholder of record as of the close of business on March 10, 2006. The holders of a majority of the shares of our common stock issued and outstanding and represented in person or by proxy shall constitute a quorum. You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. All valid proxies received before the Annual Meeting will be accepted and all shares represented by a proxy will be voted. If a stockholder indicates a choice on his or her proxy on a particular matter to be acted upon, the shares will be voted as indicated. If a stockholder does not indicate a choice, the shares will be voted in favor of the proposal. We deem a stockholder who affirmatively abstains on any or all matters to be present at the meeting for purposes of determining whether a quorum is present and the total number of votes cast with respect to a proposal (other than votes cast for the election of directors); therefore, the abstention will have the same effect as an “Against” vote for all matters other than election of directors. If a nominee (such as a brokerage firm) holding shares for a beneficial owner (i.e., a stockholder holding shares in “street name”) does not receive instructions from such beneficial owner as to how to vote those shares on a proposal and does not have discretionary authority to vote on such proposal under the rules of the applicable stock exchange, then the shares held by such owner will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such proposal; accordingly, these shares will have no effect on the outcome of any given proposal on which they are deemed not voted.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE—ELECTION OF DIRECTORS

Our bylaws provide that our Board shall consist of not less than five nor more than nine persons. Our Board currently consists of eight members. There are eight nominees for director this year. Each director to be elected at the Annual Meeting will serve until our next annual meeting of stockholders and until his or her successor is elected and qualified or the director’s death, resignation or removal. The Corporate Governance Committee of the Board (the “Governance Committee”) has selected the eight nominees named below for reelection as directors. Each such person has agreed to serve if elected and management has no reason to believe that any nominee will be unavailable to serve. Unless marked otherwise we will vote proxies returned to us for the nominees named below. The eight candidates receiving the highest number of affirmative votes of the shares represented and voting on this proposal at the Annual Meeting will be elected as directors.

Recommendation

Our Board unanimously recommends that our stockholders vote FOR the election of each of the following nominees to serve as our directors until the next annual meeting of stockholders and until their successors have been elected and qualified or the director’s death, resignation or removal.

Nominees

Set forth below is information regarding the nominees, including information they have furnished as to their principal occupations, certain other directorships they hold and their ages as of March 10, 2006.

Name	Age	Year First Elected Director
Aart J. de Geus	51	1986
Chi-Foon Chan	56	1998
Bruce R. Chizen*	50	2001
Deborah A. Coleman*	53	1995
A. Richard Newton	54	1987; 1995
Sasson Somekh*	59	1999
Roy Vallee*	53	2003
Steven C. Walske*	53	1991

*                    Independent under applicable Nasdaq National Market (“Nasdaq”) listing standards.

Background of Directors

Dr. Aart J. de Geus co-founded Synopsys and currently serves as Chairman of the Board of Directors and Chief Executive Officer. Since the inception of Synopsys in December 1986, he has held a variety of positions, including Senior Vice President of Engineering and Senior Vice President of Marketing. From 1986 to 1992, Dr. de Geus served as Chairman of the Board. He served as President from 1992 to 1998. Dr. de Geus has served as Chief Executive Officer since January 1994 and has held the additional title of Chairman of the Board since February 1998. He has served as a Director since 1986. From 1982 to 1986, Dr. de Geus was employed by General Electric Corporation, where he was the Manager of the Advanced Computer-Aided Engineering Group. Dr. de Geus holds an M.S.E.E. from the Swiss Federal Institute of Technology in Lausanne, Switzerland and a Ph.D. in electrical engineering from Southern Methodist University.

Dr. Chi-Foon Chan has served as Chief Operating Officer since April 1997 and as President and a Director of Synopsys since February 1998. From September 1996 to February 1998, he served as Executive Vice President, Office of the President. From February 1994 until April 1997, he served as Senior Vice President, Design Tools Group, and from October 1996 until April 1997, as Acting Senior Vice President, Design Re-Use Group. In addition, he has held the titles of Vice President of Application Engineering and Services, Vice President, Engineering and General Manager, DesignWare Operations and Senior Vice President, Worldwide Field Organization. Dr. Chan joined Synopsys in May 1990. From March 1987 to May 1990, Dr. Chan was employed by NEC Electronics, where his last position was General Manager, Microprocessor Division. From 1977 to 1987, Dr. Chan held a number of senior engineering positions at Intel Corporation. Dr. Chan holds an M.S. and a Ph.D. in computer engineering from Case Western Reserve University.

Bruce R. Chizen has been a member of our Board since April 2001. Mr. Chizen has served as Chief Executive Officer of Adobe Systems Incorporated, a provider of graphic design, publishing and imaging software for Web and print production, since December 2000 and served as President from April 2000 to January 2005. He joined Adobe Systems in August 1994 as Vice President and General Manager, Consumer Products Division and in December 1997 became Senior Vice President and General Manager,

Graphics Products Division. In August 1998, Mr. Chizen was promoted to Executive Vice President, Products and Marketing. From November 1992 to February 1994, he was Vice President and General Manager, Claris Clear Choice for Claris Corp., a wholly-owned subsidiary of Apple Computer. He is a director of Adobe Systems.

Deborah A. Coleman has been a member of our Board since November 1995. Ms. Coleman is a General Partner of SmartForest Ventures, a venture capital firm, which she co-founded in June 2000. Ms. Coleman was Chairman of the Board of Merix Corporation, a manufacturer of printed circuit boards, from May 1994, when it was spun off from Tektronix, Inc., until September 2001. She also served as Chief Executive Officer of Merix from May 1994 to September 1999 and as President from March 1997 to September 1999. Ms. Coleman joined Merix from Tektronix, a diversified electronics corporation, where she served as Vice President of Materials Operations, responsible for worldwide procurement, distribution, component engineering and component manufacturing operations. Prior to joining Tektronix in November 1992, Ms. Coleman was with Apple Computer, Inc. for eleven years, where she held several executive positions, including Chief Financial Officer, Vice President, Information Systems and Technology and Vice President of Operations. She holds an M.B.A. from Stanford University. Ms. Coleman serves on the Boards of Directors of Applied Materials, Inc., a manufacturer of semiconductor fabrication equipment, Kryptiq Corp., a secure-messaging provider of medical information flows, Teja Technologies, Inc., an embedded system software company and NeoPad, Inc., a fabricator of custom chemical mechanical polishing pads for semiconductor manufacturing.

Dr. A. Richard Newton has been a member of our Board since January 1995. Previously, Dr. Newton was a Director from January 1987 to June 1991. Dr. Newton has been a Professor of Electrical Engineering and Computer Sciences at the University of California at Berkeley since 1979 and is currently Dean of the College of Engineering. From July 1999 to June 2000, Dr. Newton was Chair of the Electrical Engineering and Computer Sciences Department. From 1988 to 2002, Dr. Newton was a Venture Partner with Mayfield Fund, a venture capital partnership, where he contributed to the evaluation and development of over two dozen new companies. He is currently a Venture Partner with Tallwood Venture Capital. Dr. Newton is a fellow of the IEEE and a member of the National Academy of Engineering.

Dr. Sasson Somekh has been a member of our Board since January 1999. Dr. Somekh joined Novellus Systems, Inc., a manufacturer of semiconductor fabrication equipment, as its President in January 2004. Previously, Dr. Somekh served as a member of the board of directors of Applied Materials, Inc. from April 2003 until December 2003, and as an Executive Vice President of Applied Materials from November 2000 until August 2003. Dr. Somekh served as a Senior Vice President of Applied Materials from December 1993 to November 2000 and as a Group Vice President from 1990 to 1993. Dr. Somekh is a director of Nanosys, Inc., a privately-held developer of nano-enabled systems for use in energy, defense, electronics, healthcare and information technology applications.

Roy Vallee has been a member of our Board since February 2003. Mr. Vallee is Chief Executive Officer and Chairman of the Board of Avnet, Inc., a global semiconductor products and electronics distributor, positions he has held since June 1998. Previously, he was its Vice Chairman of the Board from November 1992 until June 1998, and also its President and Chief Operating Officer from March 1992 until June 1998. Mr. Vallee currently serves on the board of directors of Teradyne, Inc., an automated testing company for the electronics, communications and software industries. He is also co-chair of the Arizona Governor’s Council on Innovation and Technology.

Steven C. Walske has been a member of our Board since December 1991. Mr. Walske has been Managing Director of Myriad Investments, LLC, a private equity firm specializing in investments in software companies, since June 2000. Previously, Mr. Walske served as Chief Business Strategist of Parametric Technology Corporation from June 2000 until June 2005, as Chairman, Chief Executive Officer and a Director or Parametric from August 1994 until June 2000, and as President, Chief Executive Officer and a Director of Parametric from December 1986 to August 1994.

There are no family relationships among any of our executive officers, directors or persons nominated to become directors.

Board Committees and Meetings

Our Board held eight meetings during fiscal 2005. During the year, our Board maintained an Audit Committee, Compensation Committee and  Governance Committee. All of such committees have written charters which are available on our website at www.synopsys.com/corporate/governance. The charters and the additional information about our Corporate governance policies and practices available on our website shall not constitute “soliciting material,” shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”), and are not to be incorporated by reference into any of our other filings under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act of 1934 (the “Exchange Act”), except to the extent we specifically incorporate such charters and additional information by reference therein.

During fiscal 2005, our Audit Committee held eleven meetings. The current members are Ms. Coleman (Chair), Dr. Somekh and Mr. Vallee. All members of our Audit Committee are considered independent under the applicable Nasdaq listing standards. The Audit Committee acts on behalf of the Board, performing financial oversight responsibilities relating to (1) the integrity of our financial statements, financial reporting processes and systems of internal accounting and financial controls, (2) our internal audit function, (3) the annual independent audit of our financial statements, (4) the engagement of our independent registered public accounting firm and evaluation of their performance and independence, and (5) compliance with legal and regulatory requirements. SEC regulations require us to disclose whether a director qualifying as a “financial expert” serves on the Audit Committee. Our Board has determined that both Ms. Coleman and Mr. Vallee qualify as financial experts within the meaning of such regulations.

During fiscal 2005, our Compensation Committee held four meetings. The current members are Mr. Chizen (Chair) and Mr. Walske. The Compensation Committee reviews and approves our general compensation policies, sets compensation levels for our executive officers (including our Chief Executive Officer) and administers our stock option, employee stock purchase, deferred compensation and 401(k) plans. Both members of our Compensation Committee are considered independent under applicable SEC rules and applicable Nasdaq listing standards.

During fiscal 2005, our Governance Committee held four meetings. The current members are Mr. Walske (lead independent director), Mr. Chizen, Ms. Coleman, Dr. Somekh and Mr. Vallee. All members of our Governance Committee are considered independent under applicable Nasdaq listing standards. The Governance Committee identifies and recommends to the Board candidates for membership on the Board and Board committees, oversees matters of corporate governance, reviews the performance of our Chief Executive Officer and our other executive officers and reviews such other matters relating to our management as it deems appropriate. Our Governance Committee’s policy regarding consideration of director candidates submitted by stockholders is set forth below under “Consideration of Stockholder Recommendations for Candidates for Director.” The Governance Committee has approved the eight nominees for election to our Board at the Annual Meeting.

During fiscal 2005, all directors attended at least 75% of the meetings of our Board and Board committees on which they served, except that Dr. Newton attended fewer than 75% of the meetings of the Board of Directors held during fiscal 2005.

Director Compensation

The following table sets forth the cash and equity compensation paid during fiscal 2005 to each non-employee member of our Board standing for reelection at the Annual Meeting. Employee directors do not receive additional compensation for serving as directors.

Name	Retainer	Committee Fees(1)	Restricted Stock Grant	Other
Bruce R. Chizen	$125,000	N/A	7,010	N/A
Deborah A. Coleman	$125,000	$16,000	7,010	N/A
A. Richard Newton	$125,000	N/A	7,010	$180,000	(2)
Sasson Somekh	$125,000	$8,000	7,010	N/A
Roy Vallee	$125,000	$8,000	7,010	N/A
Steven C. Walske	$125,000	N/A	7,010	N/A

(1)          Each member of the Audit Committee receives $2,000 per Audit Committee meeting attended, other than the chair, who receives $4,000 per Audit Committee meeting attended, in each case up to a maximum of four meetings per year. No fees are payable for membership on any other committees of our Board.

(2)          During fiscal 2005, Dr. Newton provided consulting services to us, for which he was paid $180,000. Under our agreement with Dr. Newton, Dr. Newton provides advice concerning long-term technology strategy and industry development issues, as well as assistance in identifying opportunities for partnerships with academia.

Non-employee directors are eligible to receive equity compensation under the 2005 Non-Employee Directors Equity Incentive Plan (the “2005 Directors Plan”), which provides for automatic grants to each non-employee member of our Board upon their initial appointment or election, and upon their reelection each year. The award price per share is 100% of the fair market value of our common stock on the grant date. New non-employee directors receive an initial option for 30,000 shares, vesting in annual equal installments on the date preceding each of the first four annual meetings following the grant date, assuming continued Board service through each vesting date. In addition, each person who is reelected to serve as a non-employee Board member receives either (1) an option grant (with the number of shares determined so that the aggregate “fair value” of the option, calculated using the option pricing model used to determine the value of stock-based compensation in our financial statements, will equal the annual cash retainer then paid to non-employee Board members) or (2) a restricted stock grant (with the number of shares subject to the award determined so that the fair market value of the restricted stock grant on the date of grant will equal the annual cash retainer then paid to non-employee Board members). The option grant or restricted stock would vest in a series of 36 successive equal monthly installments from the grant date, assuming continued Board membership through each vesting date. The Board has elected that the equity component for 2006 will be restricted stock.

Synopsys  is requesting stockholders approve an amendment to the 2005 Directors Plan in order to (a) provide that the expiration date of the 2005 Directors Plan shall be the day immediately preceding the date of our 2010 Annual Meeting of Stockholders and (b) reserve an additional 450,000 shares for issuance under the 2005 Directors Plan. See “PROPOSAL THREE-AMENDMENT TO THE 2005 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN.”

Share Ownership Guidelines

In order to better align the interests of our Board members and our senior executives with the interests of our stockholders, our Board has adopted stock ownership guidelines. Under these guidelines, our Board recommended that the following covered officers achieve the following share ownership levels of our common stock, and to hold such number of shares for so long as they serve in such positions: (1) Chief Executive Officer—50,000 shares; (2) President and Chief Operating Officer—25,000 shares; and (3) all senior vice presidents—10,000 shares.

Covered officers may acquire shares of our common stock through stock option exercises, purchases under our employee stock purchase plan, through open market purchases made in compliance with applicable securities laws and our insider trading policy or through any other equity plans we may adopt from time to time. Each covered officer should meet the applicable guidelines by August 31, 2007 or within four years of becoming a covered officer. The guidelines do not require any covered officer to exercise stock options or to purchase shares of our common stock on the open market solely to meet these guidelines. When stock options are exercised or shares are purchased under our employee stock purchase plan, however, the guidelines recommend that the covered officer retain a number of shares of common stock equal to the lesser of twenty-five percent (25%) of the net value of shares of common stock acquired or vested (after deducting the exercise price, if any, and taxes at an assumed tax rate), or a number of shares necessary to reach such officer’s applicable common stock ownership guideline amount.

In addition, our Board also adopted a stock ownership guideline under which non-employee directors are expected to achieve a share ownership level with a value equal to three times the amount of each non-employee member’s annual cash retainer (excluding compensation for committee service), measured each year on the date of the annual meeting of stockholders. Each non-employee member of our Board is recommended to achieve this level of ownership by May 31, 2008 or within three years of initial election as a director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2006 by (1) each person known by us to beneficially own more than five percent of our common stock outstanding on that date, (2) each of our current directors, (3) our Chief Executive Officer and each of our other four most highly compensated executive officers whose compensation earned during fiscal 2005 exceeded $100,000 ( our “named executive officers”) and (4) all of our directors and executive officers as a group.

	Shares of Common Stock Beneficially Owned
			Percentage
Name of Beneficial Owner (1)	Number		Ownership
Entities affiliated with OppenheimerFunds, Inc	10,213,380	(2)	7.10%
Two World Financial Center
255 Liberty Street
New York, NY 10281
Entities affiliated with J. & W. Seligman & Co. Incorporated	10,107,219	(3)	7.03%
100 Park Avenue,
New York, NY 10017
Vicki L. Andrews	423,564	(4)	*
Raul Camposano	586,877	(5)	*
Chi-Foon Chan	2,180,926	(6)	1.49%
Bruce R. Chizen	195,342	(7)	*
Deborah A. Coleman	160,410	(8)	*
Aart J. de Geus	3,880,678	(9)	2.64%
Antun Domic	380,457	(10)	*
A. Richard Newton	205,842	(11)	*
Sasson Somekh	303,091	(12)	*
Roy Vallee	132,342	(13)	*
Steven C. Walske	194,210	(14)	*
All directors and executive officers as a group (16 persons)	9,592,197	(15)	6.29%

*                    Less than 1%

(1)          Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, we believe, based on information furnished by such persons and from Forms 13F, 13G and 13D filed with the SEC, that the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them as of February 28, 2006. Percentage of beneficial ownership is based on 143,851,127 shares of common stock outstanding as of February 28, 2006, adjusted as required by SEC rules. In computing the number of shares beneficially owned by a person or group and the percentage ownership of that person, shares of common stock issuable pursuant to options held by that person that are currently exercisable or exercisable by that person or group within 60 days of February 28, 2006 are deemed to be outstanding and beneficially owned by such person. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)          Based solely on a Form 13G filed with the SEC on February 7, 2006, reporting beneficial ownership as of December 31, 2005. OppenheimerFunds, Inc. has shared voting and investment power with respect to these shares. OppenheimerFunds, Inc. disclaims beneficial interest in these shares.

(3)          Based solely on a Form 13G/A filed with the SEC on February 13, 2006 reporting beneficial ownership as of December 31, 2005. J. & W. Seligman & Co. Incorporated (“JWS”) beneficially owns all of these shares and exercises shared voting and investment power over these shares. Seligman Communications & Information Fund, Inc. (the “JWS Fund”) beneficially owns 8,580,000 of these shares and exercises shared voting power and investment power over those shares. JWS, as the investment advisor for the JWS Fund, may be deemed to beneficially own the shares reported by the JWS Fund and, accordingly, the shares reported by JWS include the shares reported by the JWS Fund. Mr. William C. Morris is the owner of a majority of the outstanding voting securities of JWS and may be deemed to beneficially own the shares reported by JWS.

(4)          Includes options to purchase 414,612 shares of common stock exercisable by Ms. Andrews within 60 days of February 28, 2006.

(5)          Includes options to purchase 558,036 shares of common stock exercisable by Dr. Camposano within 60 days February 28, 2006.

(6)          Includes options to purchase 2,084,283 shares of common stock exercisable by Dr. Chan within 60 days of February 28, 2006.

(7)          Includes options to purchase 188,332 shares of common stock exercisable by Mr. Chizen within 60 days February 28, 2006.

(8)          Includes options to purchase 150,000 shares of common stock exercisable by Ms. Coleman within 60 days of February 28, 2006.

(9)          Includes options to purchase 3,224,741 shares of common stock exercisable by Dr. de Geus within 60 days of February 28, 2006 and 22,000 shares beneficially owned by Dr. de Geus’ wife.

(10)   Includes options to purchase 377,457 shares of common stock exercisable by Dr. Domic within 60 days of February 28, 2006.

(11)   Includes options to purchase 196,832 shares of common stock exercisable by Dr. Newton within 60 days of February 28, 2006.

(12)   Includes options to purchase 271,666 shares of common stock exercisable by Dr. Somekh within 60 days of February 28, 2006.

(13)   Includes options to purchase 123,332 shares of common stock exercisable by Mr. Vallee within 60 days of February 28, 2006.

(14)   Includes options to purchase 150,000 shares of common stock exercisable by Mr. Walske within 60 days of February 28, 2006.

(15)   Includes options to purchase 8,671,339 shares of common stock exercisable by directors and executive officers within 60 days of February 28, 2006.

Executive Compensation

Named Executive Officer Compensation

The following table sets forth the compensation earned during the last three fiscal years by our named executive officers.

Summary Compensation Table

						Long-Term
						Compensation
						Awards
		Annual				Securities	All Other
		Compensation($)				Underlying	Compensation
Name and Position	Year	Salary($)		Bonus ($) (1)		Options (#)	($)(2)
Aart J. de Geus	2005	$ 420,000		$ 1,100,000		140,000	$ 2,760
Chief Executive Officer and	2004	414,615	(3)	498,000		47,800	3,070
Chairman of the Board	2003	400,000		605,000		104,600	2,362
Chi-Foon Chan	2005	$ 420,000		$ 820,000		100,000	$ 5,112
President and Chief Operating	2004	414,615	(3)	402,000		39,900	4,853
Officer	2003	400,000		605,000		100,850	3,128
Vicki L. Andrews	2005	$ 350,000		$ 600,000		60,000	$ 10,374
Senior Vice President,	2004	319,230	(4)	268,000		38,300	9,752
Worldwide Sales	2003	300,000		390,716		61,150	9,579
Antun Domic	2005	$ 370,000		$ 350,000		75,000	$ 3,405
Senior Vice President and	2004	359,230	(3)	246,000		39,450	3,336
General Manager,	2003	330,000		320,000		48,350	2,981
Implementation Group
Raul Camposano	2005	$ 350,000		$ 330,000		55,000	$ 3,174
Senior Vice President and	2004	350,000		188,833	(5)	21,000	2,670
General Manager,	2003	350,000		235,000		28,800	2,524
Silicon Engineering Group

(1)          Represents bonuses and/or commissions paid pursuant to compensation plans approved by our Compensation Committee.

(2)          Amounts in this column reflect group term life insurance (GTL) premiums paid, Synopsys 401(k) matching contributions and, in the case of Ms. Andrews only, a car allowance. Fiscal 2005 amounts are as follows: Dr. de Geus: $1,260 in GTL and $1,500 in 401(k) contributions; Dr. Chan: $3,612 in GTL and $1,500 in 401(k) contributions; Dr. Domic: $1,905 in GTL and $1,500 in 401(k) contributions; Ms. Andrews: $1,674 in GTL, $1,500 in 401(k) contributions and $7,200 in car allowance; and Dr. Camposano: $1,674 in GTL and $1,500 in 401(k) contributions.

(3)          Reflects a change in base salary approved by our Compensation Committee in December 2003 and effective February 2004. Fiscal 2004 base salaries for such executive officers were: Dr. de Geus, $420,000; Dr. Chan, $420,000; and Dr. Domic, $370,000.

(4)          Reflects an increase in base salary to $350,000 approved by our Compensation Committee in May 2004.

(5)          Comprised of $185,500 regular bonus and $3,333 patent bonus.

The following table sets forth information regarding individual grants of options during fiscal 2005 to the named executive officers.

	Individual Grants
	Number of				Potential Realizable Value At
	Securities	Percent of	Exercise		Assumed Annual Rates Of
	Underlying	Total Options	Prices		Stock Price Appreciation For
	Options	Granted to	($/Share) Prices	Expiration	Option Term($)(3)
Name	Granted (1)	Employees (2)	($/Share)	Date	5%	10%
Aart J. de Geus	140,000	3.10%	$18.55	12/17/11	$1,057,240	$2,463,818
Chi-Foon Chan	100,000	2.21%	$18.55	12/17/11	$755,171	$1,759,870
Vicki L. Andrews	60,000	1.33%	$18.55	12/17/11	$453,103	$1,055,922
Antun Domic	75,000	1.66%	$18.55	12/17/11	$566,378	$1,319,903
Raul Camposano	55,000	1.22%	$18.55	12/17/11	$415,344	$967,929

(1)          3/48ths of the options become exercisable three months after the grant date followed by 45 equal monthly installments, assuming continued service to Synopsys, subject to acceleration under certain circumstances involving a change in control of Synopsys. Each option has a maximum term of seven years, subject to earlier termination upon the optionee’s cessation of service.

(2)          Based on a total of approximately 4.5 million shares subject to options granted to employees under Synopsys’ option plans during fiscal 2005 and excluding an aggregate of approximately 3.8 million options granted in connection with our option exchange program. Our executive officers did not participate in the option exchange program.

(3)          In accordance with the rules of the SEC, the columns referring to potential realizable value show the gains or “option spreads” that would exist for the options granted based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These estimated rates do not represent our estimate or projection of future common stock prices or of the gains that may actually be realized by the optionee.

The following table provides information concerning exercises of options to purchase our common stock and the value of unexercised options held by our named executive officers as of October 31, 2005.

Name	Shares Acquired On Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at October 31, 2005 Exercisable/ Unexercisable		Value of In-the-Money Options at October 31, 2005(2) Exercisable/ Unexercisable
Aart J. de Geus	240,000	$147,690	3,155,858	191,942	$2,170,133	$8,867
Chi-Foon Chan	N/A	N/A	2,050,849	152,395	$759,367	$6,333
Vicki L. Andrews	N/A	N/A	379,697	103,753	$101,200	$3,800
Antun Domic	N/A	N/A	344,753	107,014	$55,526	$4,750
Raul Camposano	N/A	N/A	536,894	69,656	$25,967	$3,483

(1)          Market value at exercise less exercise price.

(2)          Market value of underlying securities as of the last trading day of fiscal 2005 ($18.63) minus the exercise price

Equity Compensation Plan Information

Fiscal 2005 Information

The following table provides information regarding our equity compensation plans as of October 31, 2005.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options (a)		Weighted-Average Exercise Price of Outstanding Options (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column(a)) (c)
	(in thousands, except price per share amounts)
Equity Compensation Plans Approved by Stockholders(1)	9,454		$22.32	14,845
Equity Compensation Plans Not Approved by Stockholders(2)	24,150		$19.37	6,253
Total	33,604	(3)	$20.20	21,098	(4)

(1)          Synopsys’ stockholder approved equity compensation plans include the 1992 Stock Option Plan (the “1992 Plan”), the 2005 Directors Plan, the 1994 Directors Stock Option Plan (the “1994 Directors Plan”) and the Employee Stock Purchase Plans.

(2)          Synopsys’ only non-stockholder approved equity compensation plans are the 1998 Non-Statutory Stock Option Plan (the “1998 Plan”) and the 2005 Assumed Stock Option Plan (the “2005 Assumed Plan”).

(3)          Does not include information for outstanding options assumed in connection with acquisitions. As of October 31, 2005, a total of 2.9 million shares of our common stock were issuable upon exercise of such outstanding options.

(4)          Comprised of (i) 6.7 million shares remaining available for issuance under the 1992 Plan, (ii) 4.1 million shares remaining available for issuance under the 1998 Plan, (iii) 258,000 shares remaining available for issuance under the 2005 Directors Plan, (iv) 7.8 million shares remaining available for issuance under the Employee Stock Purchase Plans and (v) 2.2 million shares remaining available for issuance under the 2005 Assumed Plan. No shares remain available for grant under the 1994 Directors Plan, which expired in October 2004.

First Quarter of Fiscal 2006 Information

As of January 31, 2006, the end of our first quarter of fiscal 2006, an aggregate of 38,965,272 options were outstanding under our existing and former employee and director stock option plans with a weighted average exercise price of $20.59 and a weighted average remaining term of 5.41 years. As of January 31, 2006 an aggregate of 9,870,078 shares were reserved for future grant under our existing employee and director stock option plans. In addition, an aggregate of 42,060 shares of restricted stock have been issued under the 2005 Directors Plan.

Description of Synopsys Stock Plans

Employee Stock Purchase Plan.   Under our Employee Stock Purchase Plan and International Employee Stock Purchase Plan (collectively, the “ESPP”), employees are granted the right to purchase shares of common stock at a price per share that is 85% of the lesser of the fair market value of the shares at (i) the beginning of a rolling two-year offering period or (ii) the end of each semi-annual purchase period, subject to a plan limit on the number of shares that may be purchased in a purchase period. As of February 28, 2006, 6,524,223 shares of common stock were reserved for future issuance under the ESPP.

1992 Stock Option Plan.   Under our 1992 Plan, 38,866,356 shares of common stock have been authorized for issuance. Pursuant to the 1992 Plan, Synopsys may grant either incentive or non-statutory stock options to purchase shares of common stock to employees and consultants, excluding non-employee directors at not less than 100% of the fair market value of those shares on the grant date. Stock options granted under the 1992 Plan generally vest over a period of four years and expire seven to ten years from the date of grant. As of February 28, 2006, 9,212,762 stock options remain outstanding and 5,605,072 shares of common stock are reserved for future grants under this plan.

1998 Non-Statutory Stock Option Plan.   Under our 1998 Plan, 50,295,546 shares of common stock have been authorized for issuance. Pursuant to the 1998 Plan, Synopsys may grant non-statutory stock options to employees and consultants, excluding executive officers. Exercisability, option price and other terms are determined by the Board but the option price shall not be less than 100% of the fair market value of those shares on the grant date. Stock options granted under the 1998 Plan generally vest over a period of four years and expire seven to ten years from the date of grant. As of February 28, 2006, 25,170,620 stock options remain outstanding and 2,291,018 shares of common stock were reserved for future grants under this plan.

2005 Assumed Stock Option Plan.   Under our 2005 Assumed Plan (formerly, the Nassda Corporation 2001 Stock Option Plan), an aggregate of 3,427,529 shares of common stock have been authorized for issuance. Pursuant to the 2005 Assumed Plan, Synopsys may grant non-statutory stock options to employees or consultants who either were (i) not employed by Synopsys or any of its subsidiaries on May 11, 2005 or (ii) providing services to Nassda Corporation (or any subsidiary corporation thereof) prior to May 11, 2005. Exercisability, option price and other terms are determined by the Board but the option price shall not be less than 100% of the fair market value of those shares on the grant date. Stock options granted under the 2005 Assumed Plan generally vest over a period of four years and expire seven to ten years from the date of grant. As of February 28, 2006, 996,579 stock options remain outstanding and 2,245,863 shares of common stock were reserved for future grant under this plan.

2005 Non-Employee Directors Equity Incentive Plan.   Under our 2005 Directors Plan, an aggregate of 300,000 shares of common stock are reserved for issuance thereunder. The 2005 Directors Plan provides for annual equity awards to non-employee directors in the form of either stock options or restricted stock. On May 23, 2005, we issued non-employee directors an aggregate of 42,060 shares of restricted stock. See “PROPOSAL THREE-AMENDMENT TO THE 2005 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN,” below, for a more detailed description of the 2005 Directors Plan.

1994 Non-Employee Directors Stock Option Plan.   An aggregate of 1,080,162 stock options remain outstanding under our 1994 Directors Plan, which expired as to future grants in October 2004.

In addition, we have assumed options outstanding under option plans in connection with business combinations at the time of such business combinations. Generally, such options have terms similar to our own options. The exercise prices of such options have been adjusted to reflect the relative exchange ratios. Other than the 2005 Assumed Plan, no shares are reserved for future grant under these plans.

Change of Control Agreements and Named Executive Officer Employment Contracts

The following is a description of change of control provisions contained in our executive officer and director compensation arrangements and plans. Such provisions may be viewed as anti-takeover provisions, which may have the effect of discouraging a proposal to acquire of otherwise obtain control of Synopsys.

1992 Plan

Under the 1992 Plan, if we are acquired or in the event of a change in control, including an acquisition of Synopsys by merger or asset sale, each outstanding option under the 1992 Plan will automatically become exercisable in full, unless the option is assumed by the successor corporation, or parent thereof, or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. In addition, in the event of a successful hostile tender offer for more than 50% of our outstanding shares of common stock or a change in the majority of our Board as a result of one or more contested elections for membership on our Board, the administrator of the 1992 Plan has the authority to accelerate vesting of outstanding options or shares purchased under the 1992 Plan.

1994 Directors Plan

The 1994 Directors Plan provides that in the event of a change of control or corporate transaction, as such terms are defined in the 1994 Directors Plan, all outstanding options become fully vested and exercisable as of the date of such change of control or corporate transaction.

2005 Directors Plan

The 2005 Directors Plan provides that in the event of a change of control, as such term is defined in the 2005 Directors Plan, all outstanding options become fully vested and exercisable immediately prior to the effective date of such change of control.

Employment Agreements

We have entered into employment agreements, with our Chairman and Chief Executive Officer and our President and Chief Operating Officer. Each employment agreement provides that if such officer is terminated involuntarily other than for cause within 24 months of a change of control, (a) such officer will be paid an amount equal to two times the sum of such officer’s annual base pay plus his target cash bonus, and the cash value such officer’s health benefits for an 18-month period and (b) all stock options held by such officer will immediately vest in full. If the officer is terminated involuntarily other than for cause in any other situation, the officer will receive a cash payment equal to the sum of the officer’s annual base pay for one year plus the target cash bonus for such year and cash value of the executive’s health benefits for 12 months. The terms “involuntary termination,” “cause” and “change of control” are defined in the employment agreements, which have been filed with the SEC.

Certain Relationships and Related Transactions

During fiscal 2005, Dr. Newton provided consulting services to us, for which we paid him $180,000. Under our agreement, Dr. Newton provides advice concerning long-term technology strategy and industry development issues, as well as assistance in identifying opportunities for partnerships with academia.

Andy D. Bryant, Intel’s Executive Vice President and Chief Financial and Enterprise Services Officer, served on our Board of Directors from January 1999 to May 2005. Revenues derived from Intel Corporation and its subsidiaries in the aggregate accounted for approximately 13%, 11% and 10% of our fiscal 2005, 2004 and 2003 revenues, respectively. Management believes all transactions between the two parties were carried out on an arm’s length basis.

We have entered into indemnification agreements with our executive officers and directors for the indemnification of, and advancement of expenses to, these persons to the full extent permitted by Delaware law. We also intend to execute these agreements with our future directors and executive officers. Please see the section above entitled  “Executive Compensation—Change of Control Agreements and Named Executive Officer Employment Agreements” for a description of our employment and change of control agreements.

REPORT OF THE COMPENSATION COMMITTEE

The following is the report of the Compensation Committee describing the compensation policies governing compensation paid to Synopsys’ executive officers during fiscal 2005. The material in this report shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any other Synopsys filing under the Securities Act or the Exchange Act, except to the extent Synopsys specifically incorporates this report by reference therein.

Executive Compensation

Purpose of the Compensation Committee

The Compensation Committee determines compensation levels for Synopsys’ executive officers for each fiscal year based upon a consistent set of guidelines. As required by Nasdaq rules, the Compensation Committee reviews and approves all base, bonus and equity compensation paid or awarded to executive officers.

Composition of Compensation Committee

The Compensation Committee consists of Messrs. Chizen (chair) and Walske, both of whom satisfy the independence criteria of the SEC and listing standards of Nasdaq for serving on a Board committee that determines executive officer compensation.

Objectives of the Compensation Program

The objectives of the compensation program established by the Compensation Committee are: (1) to attract and retain high-quality executive officers, (2) to tie their compensation closely to achievement of Synopsys’ business and performance objectives, and (3) to reward outstanding individual performance that contributes to Synopsys’ long-term success.

Elements of Compensation

Each executive officer’s compensation package is comprised of three elements: (1) base compensation, (2) bonus compensation tied to Synopsys’ achievement of certain financial targets and individual performance and (3) equity compensation, in the form of periodic grants of stock options or stock awards under Synopsys’ stock option plans.

Base Compensation.   In establishing the base compensation for each executive officer, the Compensation Committee considers the following factors: (1) compensation data from peer group companies, (2) each executive officer’s past performance relative to corporate, business group and individual objectives, (3) each executive officer’s responsibility level and objectives for the ensuing year, and (4) each executive officer’s base compensation relative to other Synopsys executive officers. As a result of its analysis of these factors, the Compensation Committee determined not to increase base salaries of any of Synopsys’ executive officers during fiscal 2005. However, effective as of October 31, 2005, the Compensation Committee increased the base salary of the Chief Executive Officer and one other executive officer. The Compensation Committee believes that current executive officer base salaries are reasonable in light of the factors described above.

Bonus Compensation.   In April 2005, the Compensation Committee approved an Executive Incentive Plan (“EIP”) for the year. The EIP set out the annual bonus pool available for all executive officers, excluding Synopsys’ Senior Vice President of Worldwide Sales, for whom the Compensation Committee approved an individual compensation plan. The EIP is funded at different levels depending on the extent of Synopsys’ achievement of certain target levels of accepted orders, revenue, expense and business unit contributions, with a target amount of funding if Synopsys achieves its financial targets in full. If Synopsys does not fully achieve the targets, then the actual bonus pool is less than the target pool. If Synopsys exceeds its targets, then the actual pool is greater than the target pool. If Synopsys’ level of achievement is below 90%, the bonus pool is not funded, and therefore no bonuses are payable under the EIP. The EIP contains an “accelerator” feature such that Synopsys’ over or under achievement of its targets yields more than a proportional increase or decrease in the target bonus pool. In any case, the total bonus pool is capped at 167% of the target pool. The Compensation Committee believes this compensation structure provides significant incentive for management to maximize its efforts since higher levels of performance will lead to greater overall bonus availability.

Once the target pool is set, the Compensation Committee determines the actual bonus to be paid to each executive officer based upon his or her individual performance during the fiscal year. The sum of all executive officer bonuses cannot exceed the amount of bonus pool funding established by the EIP. As a result of their assessment of the named executive officers’ performance during fiscal 2005, the Compensation Committee approved payment of the bonuses set forth in the Summary Compensation Table above in December 2005. As a result of Synopsys’ overachievement of its financial targets for fiscal 2005, all of such bonuses were in excess of such individuals’ target bonuses. The Compensation Committee believes that such levels of bonus compensation fairly reflect the levels of achievement of the named executive officers during the year.

Long-Term Incentive Compensation.   The Compensation Committee also awards long-term compensation to Synopsys’ executive officers in the form of stock options granted under the 1992 Plan. The exercise price of stock options granted under the 1992 Plan is 100% of the fair market value of the common stock on the date of grant. All options vest in a series of monthly installments over four years provided that the executive officer continues his or her employment with Synopsys. Executive officers may also participate in Synopsys’ Employee Stock Purchase Plan, which permits participants to purchase a limited amount of common stock every six months at a discount. The Compensation Committee believes that equity-based compensation closely aligns the interests of executive officers with those of stockholders.

The Compensation Committee determines the size of each option grant by considering, among other things, Synopsys’ financial performance, the performance of the executive officer’s individual business unit and the officer’s individual performance. The Compensation Committee also considers the executive officer’s responsibility level, the value of options granted to similarly situated executive officers of comparable companies and the executive officer’s existing holdings of unvested stock options. The Compensation Committee believes that the equity compensation awarded to its executive officers during fiscal 2005 was reasonable in light of the factors described above.

Chief Executive Officer’s Compensation

Similar to other executive officers, the Compensation Committee sets the base salary for the Chief Executive Officer based upon a number of factors, including his performance during the year and base salaries for chief executive officers of comparable companies. As a result of its review, and in light of an increase in Dr. de Geus’ base salary during fiscal 2004 from $400,000 to $420,000, the Compensation Committee did not increase the base salary of Dr. de Geus during fiscal 2005. However, effective as of October 31, 2005, the Compensation Committee increased Dr. de Geus’ base salary from $420,000 to $450,000. The Compensation Committee believes that this base salary paid to is reasonable in light of the factors considered by the Compensation Committee.

The Compensation Committee awarded Dr. de Geus a bonus of $1,100,000 under the EIP, which amount was in excess of Dr. de Geus’ target bonus. The Compensation Committee believes this amount was reasonable in light of Dr. de Geus’ contribution to Synopsys’ overachievement of its financial targets for the year.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) places a $1 million limit on the tax deductibility of compensation paid to Synopsys’ named executive officers. Under the 1992 Plan, under which most executive officers’ options have been granted, compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1992 Plan qualifies as performance-based compensation, and is therefore not subject to the $1 million limitation; however, compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1998 Plan does not so qualify and is subject to the $1 million limitation. We expect that a portion of the compensation paid and deemed paid to two of the named executive officers in fiscal 2005 will fail to qualify for a tax deduction as a result of Section 162(m).

COMPENSATION COMMITTEE
Bruce R. Chizen, Chair Steven C. Walske

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, the Compensation Committee consisted of Mr. Chizen (Chair) and Mr. Walske. Neither member is an officer or employee of Synopsys, and none of our executive officers serve as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee. Each of our directors has purchased and holds Synopsys securities.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any of other Synopsys filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

Communications with Management and Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed our audited financial statements with management. In addition, the Audit Committee has discussed with KPMG LLP, Synopsys’ independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, “Communications with Audit Committees” which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP confirming that it was independent with respect to Synopsys under all relevant professional and regulatory standards, and has discussed its independence from Synopsys, including whether KPMG LLP’s provision of non-audit services was compatible with that independence.

Committee Member Independence and Financial Expert

The Audit Committee is comprised of Ms. Coleman (Chair), Dr. Somekh and Mr. Vallee, all of whom satisfy the independence criteria of the Nasdaq listing standards for serving on an audit committee. SEC regulations require Synopsys to disclose whether its Board has determined that a director qualifying as a “financial expert” serves on the Synopsys’ Audit Committee. Synopsys’ Board has determined that Ms. Coleman and Mr. Vallee both qualify as financial experts within the meaning of such regulations.

Recommendation Regarding Financial Statements

Based on the review and discussions referred to above, the Audit Committee unanimously recommended to our Board that Synopsys’ audited fiscal 2005 financial statements be included in its Annual Report on Form 10-K for fiscal 2005.

AUDIT COMMITTEE
Deborah A. Coleman, Chair Sasson Somekh Roy Vallee

Performance Graph

The following graph compares the cumulative total return to stockholders of our common stock from October 31, 2000 through October 31, 2005 to the cumulative total return of (1) the S&P 500 Index and (2) the S&P Information Technology Index over the same period, assuming the investment of $100 in shares of our common stock and in both of the indices, and reinvestment of all dividends. This section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent we specifically incorporate this section by reference therein.

PROPOSAL TWO—APPROVAL OF 2006 EMPLOYEE EQUITY INCENTIVE PLAN

Proposal

In February 2006, our Board adopted the Synopsys, Inc. 2006 Employee Equity Incentive Plan (the “2006 Employee Plan”), subject to stockholder approval. We are requesting that stockholders approve the adoption of the 2006 Employee Plan and the reservation of 47,497,248 shares of our common stock for issuance thereunder (comprised of 37,885,110 shares subject to outstanding stock options granted under existing Synopsys employee stock option plans as of January 31, 2006, including those assumed in acquisitions, and 9,612,138 shares reserved for future grant under such plans as of January 31, 2006).

Background

Like all technology companies, Synopsys competes actively for highly qualified and competent employees, especially technical employees. A robust equity program is a key component of Synopsys’ strategy to attract and retain such individuals. However, Synopsys is also cognizant of stockholder concerns about its total number of outstanding stock options, or “overhang.” In addition, beginning in our first quarter of fiscal 2006, we were required to begin expensing stock options. As a result, the value of stock options will reduce our reported net income.

For these reasons, Synopsys has undertaken efforts to carefully manage its “burn rate” or percentage of outstanding shares issuable as stock options each year to employees. For example, the burn rate has fallen from 27% in fiscal 2000 to approximately three percent points in fiscal 2005. In addition, in June 2005, we effected a stockholder-approved option exchange program by which we reduced our overhang by approximately three percentage points by exchanging certain very out-of-the-money stock options for a lesser number of new options with an exercise price equal to the then current fair market value of the common stock and a new three-year vesting schedule. Partly as a result of the option exchange program, our overhang has fallen from 38% in 2000 to 25% at the end of fiscal 2005.

Synopsys also believes that employees can be motivated by full value and other equity awards, such as restricted stock, especially since such awards can have value to the employee regardless of stock price. Such awards are beneficial to stockholders because full value awards are typically granted in lesser amounts than stock options, thus reducing dilution.

Limitations of Existing Stock Option Plans

Synopsys’ current employee stock option plans include its 1992 Plan, 1998 Plan and 2005 Assumed Plan. These plans only provide for stock option grants. In addition, these plans expire at various times between January 2007 and March 2015. Synopsys estimates that, at current burn rates, a potentially large number of shares reserved for future issuance will not be available for grant to employees because the stock option plans under which such shares are now available will have expired.

In order to make full use of the shares already reserved for issuance under Synopsys’ existing employee stock option plans and to permit Synopsys to grant full value awards, Synopsys is requesting that stockholders approve the 2006 Employee Plan. Synopsys is not requesting stockholders approve additional shares for issuance beyond the number of outstanding employee stock options plus the current share reserve available for future grant under the 1992 Plan, 1998 Plan  and 2005 Assumed Plan. Synopsys believes that this proposal fairly balances its need to offer attractive equity packages to recruit and retain highly qualified employees while helping minimize burn rate, overhang and stockholder dilution.

Effect of Approval of 2006 Employee Plan

Upon approval by the stockholders, all outstanding options under the 1992 Plan, 1998 Plan and 2005 Plan will become subject to the 2006 Employee Plan and no further awards will be granted under those plans, which will be terminated as to future grants effective on the date of stockholder approval. Thereafter, an aggregate of 9,612,138 shares reserved for issuance under the 1992 Plan, 1998 Plan and 2005 Assumed Plan as of January 31, 2006 shall become available for grant under the 2006 Employee Plan. In addition, should any currently outstanding options under the 1992 Plan, 1998 Plan and 2005 Assumed Plan expire unexercised, they shall become available for future grant under the 2006 Employee Plan. As of January 31, 2006, an aggregate of 37,885,110 options were outstanding under our existing employee stock option plans, including those assumed in acquisitions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the adoption of the 2006 Employee Plan. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of this proposal. Our Board unanimously recommends a vote FOR approval of the 2006 Employee Plan and the reservation of 47,497,248 shares of our common stock for issuance thereunder.

DESCRIPTION OF 2006 EMPLOYEE PLAN

The terms and provisions of the 2006 Employee Plan are summarized below. This summary, however, does not purport to be a complete description of the 2006 Employee Plan. The 2006 Employee Plan has been filed with the SEC as an Appendix to this proxy statement and may be accessed from the SEC’s homepage at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2006 Employee Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Synopsys, Inc., 700 East Middlefield Road, Mountain View, California 94043.

General

The 2006 Employee Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation (collectively, the “stock awards”). The 2006 Employee Plan also provides the ability to grant performance stock awards and performance cash awards (together, the “performance awards”) so that our Compensation Committee may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of one or more awards under the 2006 Employee Plan to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Code, as explained in greater detail below. The 1992 Plan, 1998 Plan, and 2005 Assumed Plan permit the grant of stock options, but not the other types of awards permitted under the 2006 Employee Plan.

Incentive stock options granted under the 2006 Employee Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Non-statutory stock options granted under the 2006 Employee Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Purpose

The Board adopted the 2006 Employee Plan to provide a means to secure and retain the services of employees and consultants of Synopsys and its affiliates, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our common stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with our stockholders.

Administration

The Board administers the 2006 Employee Plan. Subject to the provisions of the 2006 Employee Plan, the Board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

The Board has the authority to delegate some or all of the administration of the 2006 Employee Plan to a committee or committees composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The 2006 Employee Plan also permits delegation of administration of the plan to one or more executive officers with respect to grants to employees other than executive officers of Synopsys. In accordance with the provisions of the 2006 Employee Plan, the Board has delegated administration of the 2006 Employee Plan to the Compensation Committee with respect to awards to be granted to our executive officers and to our Chief Executive Officer, with respect to employees other than executive officers, subject to certain limitations and restrictions.

Eligibility

General.   As of February 28, 2006, Synopsys had 4,990 employees, all of whom would be eligible to participate in the 2006 Employee Plan. Our non-employee directors are not eligible to receive any awards under the 2006 Employee Plan.

Under the 2005 Assumed Plan, which we assumed in connection with Synopsys’ acquisition of Nassda Corporation in May 2005, only individuals who either (a) were not employed by Synopsys or any of its subsidiaries on May 11, 2005, or (b) were providing employment or consulting services to Nassda or any of its subsidiaries prior to May 11, 2005 are eligible for grants thereunder. Under the 2006 Employee Plan all 2,245,863 shares reserved for future issuance under the 2005 Assumed Plan as of February 28, 2006 will be available for grant as stock awards to any employee or consultant of  Synopsys without this limitation.

Incentive Stock Options.   Incentive stock options may be granted under the 2006 Employee Plan only to employees (including officers) of Synopsys and its affiliates. Employees (including officers) and consultants of Synopsys and its affiliates are eligible to receive all other types of stock awards and performance awards under the 2006 Employee Plan.

No incentive stock option may be granted under the 2006 Employee Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Synopsys or its affiliates, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2006 Employee Plan and any other equity plans of Synopsys and its affiliates) may not exceed $100,000 (any excess of such amount shall be treated as non-statutory stock options).

Non-Statutory Stock Options, Restricted Stock and Other Awards.   Non-statutory stock options, restricted stock and all other awards authorized under the 2006 Employee Plan may be issued to employees or consultants.

Individual Limit.   No person may be granted options and/or stock appreciation rights under the 2006 Employee Plan covering more than 1,000,000 shares of common stock during any calendar year. This limitation assures that any deductions to which we would otherwise be entitled either upon the exercise of stock options or stock appreciation rights granted under the 2006 Employee Plan or upon the subsequent sale of the shares acquired under those stock awards, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code.

Stock Subject to the 2006 Employee Plan

Subject to this Proposal, the maximum number of shares of common stock available for issuance under the 2006 Employee Plan is 47,497,248. This share reserve consists of (a) the number of shares remaining available for issuance under the 1992 Plan, 1998 Plan, and 2005 Assumed Plan (9,612,138 as of January 31, 2006), and (b) shares subject to outstanding stock options granted under our existing employee stock option plans, including those assumed in acquisitions (37,885,110 as of January 31, 2006).

The number of shares of common stock available for issuance under the 2006 Employee Plan will be reduced by 1.36 shares for each share of common stock issued pursuant to a restricted stock award, restricted stock unit award and any other full-value award permitted by the plan. Awards granted as stock options shall reduce the number of shares available for issuance under the 2006 Employee Plan on a one-for-one basis.

If stock awards granted under the 2006 Employee Plan expire or otherwise terminate without being exercised in full or are settled in cash, the shares of common stock not acquired pursuant to those awards again become available for subsequent issuance under the 2006 Employee Plan. Canceled restricted stock awards shall be returned to the plan at the 1.36 to one ratio described above. In addition, if any of the shares subject to options granted under Synopsys’ existing employee stock option plans and added to the 2006 Employee Plan expire or otherwise terminate without being exercised, such shares will also become available for future grant under the 2006 Employee Plan. As of January 31, 2006, options to purchase an aggregate of 37,885,110 shares were outstanding under such plans.

If stock awards granted under the 2006 Employee Plan are not delivered to a participant because (a) the stock award is exercised through a reduction in the number of shares subject to the stock award (a “net exercise”), (b) the appreciation distribution upon exercise of a stock appreciation right is paid in shares of common stock, or (c) shares are withheld in satisfaction of applicable withholding taxes, the number of shares not delivered will not become again available for subsequent issuance under the plan and shall be instead retired. Finally, if the exercise price is satisfied by tendering shares of common stock previously held by a participant, the number of shares so tendered will not become available for subsequent issuance under the plan.

Terms of Options

We may grant options under the 2006 Employee Plan pursuant to stock option agreements adopted by the Board. The following is a description of the permissible terms of options under the 2006 Employee Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price.   The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility”

above), may not be less than 110% of such fair market value. The exercise price of non-statutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

As of February 28, 2006, the closing price of our common stock as reported on Nasdaq was $21.87 per share.

Consideration.   The exercise price of options granted under the 2006 Employee Plan may, at the discretion of the Board, be paid in (a) cash or check, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other Synopsys common stock, (d) pursuant to a net exercise arrangement, or (e) in any other form of legal consideration acceptable to the Board.

Vesting.   Options granted under the 2006 Employee Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionholder’s continued service with Synopsys or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed or upon achievement of certain quantitative of qualitative goals determined by the plan administrator. Shares covered by different options granted under the 2006 Employee Plan may be subject to different vesting terms.

Term.   The maximum term of options granted under the 2006 Employee Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service.   Options under the 2006 Employee Plan generally terminate three (3) months after termination of a participant’s service unless (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies within a specified period after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer.   A participant in the 2006 Employee Plan may not transfer an option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise an incentive stock option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Restricted Stock Awards

We may grant restricted stock awards under the 2006 Employee Plan pursuant to restricted stock award agreements adopted by the Board. Restricted stock are shares of our common stock that may be subject to restrictions, like vesting requirements.

Consideration.   The Board may grant restricted stock awards in consideration for (a) past or future services rendered to Synopsys or an affiliate, or (b) any other form of legal consideration acceptable to the Board.

Vesting.   Shares of stock acquired under a restricted stock award may, but need not, be subject to a repurchase option in favor of Synopsys or forfeiture to Synopsys in accordance with a vesting schedule as determined by the Board.

Termination of Service.   Upon termination of a participant’s service, Synopsys  may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Terms of Restricted Stock Unit Awards

We may grant restricted stock unit awards under the 2006 Employee Plan pursuant to restricted stock unit award agreements adopted by the Board. Restricted stock units represent the value of a fixed number of shares of Synopsys common stock on the date of grant.

Consideration.   The Board may grant restricted stock units in consideration for (a) past or future services rendered to Synopsys or an affiliate, or (b) any other form of legal consideration acceptable to the Board.

Vesting.   Restricted stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by the Board.

Settlement.   A restricted stock unit award may be settled by the delivery of shares of Synopsys common stock, cash, or any combination as determined by the Board. At the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service.   Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Stock Appreciation Rights

We may grant stock appreciation rights under the 2006 Employee Plan pursuant to stock appreciation rights agreements adopted by the Board. A stock appreciation right is a right to receive the excess value over the strike price of a fixed number of shares. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents but may be settled in cash.

Term.   The maximum term of stock appreciation rights granted under the 2006 Employee Plan is 10 years.

Strike Price.   The strike price of stock appreciation rights may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise.   Upon exercise of a stock appreciation right, Synopsys will pay the participant an amount equal to the excess of (a) the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over (b) the strike price determined by the Board on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the Board.

Vesting.   Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

Termination of Service.   Stock appreciation rights generally terminate three (3) months after termination of a participant’s service unless (a) termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies before the participant’s service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed; or (c) the stock appreciation right by its terms specifically provides otherwise. The stock appreciation right term may be extended in the event that exercise following termination of service is prohibited by applicable securities laws. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Stock Awards

The Board may grant other stock awards based in whole or in part by reference to the value of our common stock. Subject to the provisions of the 2006 Employee Plan, the Board has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2006 Employee Plan.

Terms of Performance Awards

General.   The 2006 Employee Plan allows the Board to issue performance stock awards and performance cash awards that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the issuance of such stock or cash is approved by the Compensation Committee and the grant or vesting of one or more stock awards and the delivery of such cash is tied solely to the attainment of certain performance goals during a designated performance period.

Performance Goals.   To assure that the compensation attributable to awards granted under the 2006 Employee Plan will qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Compensation Committee has the authority to structure one or more such awards so that stock or cash will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals. Such goals may be based on any one of, or combination of, the following: (a) earnings per share; (b) earnings before interest, taxes and depreciation; (c) earnings before interest, taxes, depreciation and amortization (EBITDA); (d) net earnings; (e) return on equity; (f) return on assets, investment, or capital employed; (g) operating margin; (h) gross margin; (i) operating income; (j) net income (before or after taxes); (k) net operating income; (l) net operating income after tax; (m) pre- and after-tax income; (n) pre-tax profit; (o) operating cash flow; (p) orders and revenue; (q) orders qualify metrics; (r) increases in revenue or product revenue; (s) expenses and cost reduction goals; (t) improvement in or attainment of expense levels; (u) improvement in or attainment of working capital levels; (v) market share; (w) cash flow; (x) cash flow per share; (y) share price performance; (z) debt reduction; (aa) implementation or completion of projects or processes; (bb) customer satisfaction; (cc) stockholders’ equity; (dd) quality measures; and (ee) any other measures of performance selected by the Board.

Annual Limitation.   The maximum benefit to be received by a participant in any calendar year attributable to performance stock awards may not exceed 1,000,000 shares of common stock. The maximum benefit to be received by a participant in any calendar year attributable to performance cash awards granted pursuant to the 2006 Employee Plan may not exceed $2,000,000.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our common stock without receipt of consideration (whether through a stock split or other specified change in the capital structure), appropriate adjustments will be made to: (a) the maximum number and/or class of securities issuable under the 2006 Employee Plan, (b) the maximum number and/or class of securities for which any one person may be granted stock awards per calendar year, and (c) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2006 Employee Plan.

Corporate Transactions; Changes in Control

In the event of certain significant corporate transactions, outstanding stock awards under the 2006 Employee Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such stock awards, then (a) with respect to any such stock awards that are held by individuals then performing services for Synopsys or its affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. Other stock awards such as restricted stock awards may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction. If such repurchase or forfeiture rights are not assigned, then such stock awards will become fully vested.

A significant corporate transaction will be deemed to occur in the event of (a) a sale of all or substantially all of the consolidated assets of Synopsys and its subsidiaries, (b) the sale of at least 90% of the outstanding securities of Synopsys, (c) a merger or consolidation in which Synopsys is not the surviving corporation, or (d) a merger or consolidation in which Synopsys is the surviving corporation, but shares of Synopsys outstanding common stock are converted into other property by virtue of the corporate transaction.

The Board may also provide that the holder of an outstanding stock award not assumed in the corporate transaction will surrender such stock award in exchange for a payment equal to the excess of (a) the value of the property that the participant would have received upon exercise of the stock award, over (b) the exercise price otherwise payable in connection with the stock award.

The Board has the discretion to provide that a stock award under the 2006 Employee Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction, or (b) in the event a participant’s service with Synopsys or a successor entity is terminated, actually or constructively, within a designated period following the occurrence of certain specified change in control transactions. Stock awards held by participants under the 2006 Employee Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

The acceleration of a stock award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Synopsys.

Duration, Termination and Amendment

The Board may suspend or terminate the 2006 Employee Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 2006 Employee Plan will terminate on March 3, 2016.

The Board may amend or modify the 2006 Employee Plan at any time, subject to any required stockholder approval. To the extent required by applicable law or regulation, stockholder approval will be required for any amendment that (a) materially increases the number of shares available for issuance under the 2006 Employee Plan, (b) materially expands the class of individuals eligible to receive stock awards under the 2006 Employee Plan, (c) materially increases the benefits accruing to the participants under the 2006 Employee Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2006 Employee Plan, (d) materially extends the term of the 2006 Employee Plan, or (e) expands the types of awards available for issuance under the 2006 Employee Plan.

The Board also may submit to stockholders any other amendment to the 2006 Employee Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and Synopsys with respect to participation in the 2006 Employee Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options.   Incentive stock options granted under the 2006 Employee Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or Synopsys by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Synopsys will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Synopsys will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-Statutory Stock Options.   No taxable income is recognized by a participant upon the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Synopsys will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Awards.   Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Synopsys will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by Synopsys in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Synopsys’ repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and Synopsys will be required to satisfy certain tax withholding requirements applicable to such income. Synopsys will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards.   No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Synopsys will be required to satisfy certain tax withholding requirements applicable to such income. Synopsys will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights.   No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Synopsys is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Synopsys will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions.   Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Synopsys, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

Options and Stock Appreciation Rights.   In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (a) such awards are granted by a compensation committee comprised solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by our stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

Restricted Stock Awards, Restricted Stock Unit Awards, Performance Stock Awards and Performance Cash Awards.   Compensation attributable to restricted stock awards, restricted stock unit awards, performance stock awards, and performance cash awards will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the Compensation Committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) prior to the grant of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Plan Benefits Table

No awards have been granted to date under the 2006 Employee Plan. The table below shows, as to each of the named executive officers and the various indicated groups, the number of options to purchase common stock of Synopsys that would have been granted under the 2006 Employee Plan had it been in effect during fiscal 2005, together with the weighted average exercise price payable per share.

New Plan Benefits
2006 Employee Equity Incentive Plan

Name	Number of Options Granted		Weighted Average Exercise Price($)
Aart J. de Geus	140,000	(1)	$18.55
Chairman of the Board and Chief Executive Officer
Chi-Foon Chan	100,000	(1)	$18.55
President and Chief Operating Officer
Vicki L. Andrews	60,000	(1)	$18.55
Senior Vice President, Worldwide Sales
Antun Domic	75,000	(1)	$18.55
Senior Vice President and General Manager, Implementation Group
Raul Camposano	55,000	(1)	$18.55
Senior Vice President, Chief Technology Officer and General Manager, Silicon Engineering Group
All executive officers (9 persons)	640,000	(1)	$18.55
All non-executive officer directors (6 persons)	—	(2)	—
All employees, excluding executive officers (4,747 persons)	7,638,946	(3)	$17.42

(1)          All options were granted under the 1992 Plan.

(2)          Non-executive officer directors are not eligible to receive options under the 1992 Plan, 1998 Plan or 2005 Assumed Plan.

(3)          Options granted under the 1992 Plan, 1998 Plan and 2005 Assumed Plan.

PROPOSAL THREE—AMENDMENT TO THE
2005 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN

Proposal

We are requesting that stockholders approve an amendment to our 2005 Directors Plan  in order to (a) provide that the expiration date of the 2005 Directors Plan shall be the day immediately preceding the date of our 2010 Annual Meeting of Stockholders and (b) reserve an additional 450,000 shares of our common stock for issuance thereunder (the “Amendment”).

Explanation

Our Board adopted and our stockholders approved the 2005 Directors Plan in order to secure and retain the services of our non-employee directors. Six of our eight director nominees are  non-employee directors eligible to participate in the 2005 Directors Plan. We are requesting stockholders to approve the Amendment in order to continue to provide incentive to attract and retain highly qualified individuals to serve on our Board.

The terms and provisions of the 2005 Directors Plan are summarized below. This summary, however, does not purport to be a complete description of the 2005 Directors Plan. The 2005 Directors Plan has been filed with the SEC as an Appendix to this proxy statement and may be accessed from the SEC’s homepage (www.sec.gov). The following summary is qualified in its entirety by reference to the complete text of the 2005 Directors Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Synopsys, Inc., 700 East Middlefield Road, Mountain View, California 94043.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the Amendment. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation

Our Board unanimously recommends a vote FOR approval of the Amendment

DESCRIPTION OF 2005 DIRECTORS PLAN

The following is a summary of the material features of the 2005 Directors Plan, as proposed to be amended.

General

The 2005 Directors Plan provides for the automatic grant of non-statutory stock options or restricted stock awards (collectively, the “Stock Awards”) to new and continuing non-employee members of our Board. Non-statutory stock options granted under the 2005 Directors Plan are not intended to qualify as incentive stock options under Section 422 of the Code, as amended. See “Federal Income Tax Information” for a discussion of the tax treatment of Stock Awards.

Purpose

The 2005 Directors Plan provides a means to secure and retain the services of our non-employee directors, to provide incentives for such individuals to contribute to Synopsys’ success, and to align the long-term compensation and interests of those individuals with our stockholders.

Administration

All Stock Awards granted under the 2005 Directors Plan are made in strict compliance with the express provisions of the 2005 Directors Plan. Our Board has the authority to construe and interpret the 2005 Directors Plan and the Stock Awards granted under it, and to establish rules for its administration.

The 2005 Directors Plan expressly prohibits our Board from approving any option repricing program under the 2005 Directors Plan whereby stock options are surrendered in exchange for any new Stock Awards with a lower exercise or purchase price, without first obtaining stockholder approval of such program (other than pro rata adjustments to reflect stock splits and other similar corporate events).

Eligibility

Participation in the 2005 Directors Plan is limited to non-employee members of our Board who are elected or appointed to our Board at or following the Annual Meeting. Non-employee Board members are prohibited from receiving equity awards under any of our other equity compensation plans or those of any of our affiliates.

Common Stock Subject to the 2005 Directors Plan

The maximum number of shares of common stock available for issuance under the 2005 Directors Plan is currently 300,000. If stockholders approve the Amendment, an additional 450,000 shares will be reserved for issuance under the 2005 Directors Plan. If an award granted under the 2005 Directors Plan expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares of common stock will again become available for subsequent issuance under the 2005 Directors Plan. As of February 28, 2006, 42,060 shares of restricted stock have been issued, and no options have been granted, under the 2005 Directors Plan.

Grant of Stock Awards

The 2005 Directors Plan provides for the automatic grant of Stock Awards to non-employee members of our Board over their period of service on our Board as follows: (1) an Initial Option Grant, (2) an annual award (whether in the form of an option grant or restricted stock grant) and (3) an Interim Option Grant (if an individual is appointed to our Board at an irregular time).

Initial Option Grant.   Each non-employee member of our Board who is first elected or appointed will, at the time of his or her initial election or appointment to our Board, automatically receive a non-statutory stock option to purchase 30,000 shares of our common stock (the “Initial Option Grant”). Each Initial Option Grant vests in equal annual installments commencing on the date immediately preceding each of the first four annual meetings following the date of grant assuming continued Board service through each vesting date.

Annual Awards.   On the date of each annual meeting during the term of the 2005 Directors Plan, commencing with the Annual Meeting in 2005, each non-employee member of our Board who is reelected to our Board at that Annual Meeting will be automatically granted a stock award (the “Annual Award”) as follows:

Form of Annual Award.   The Annual Award will be either in the form of an option grant or restricted stock grant as elected by the Board. Eligible directors will be receiving a restricted stock grant as their Annual Award for 2006.

•       Annual Option Grant. If the Annual Award is in the form of an option grant (the “Annual Option Grant”), the number of shares subject to such Annual Option Grant will be determined such that the aggregate “fair value” of the option, as determined under the option pricing model used to determine the value of stock-based compensation in our financial statements, will be equal to the annual cash retainer then payable to each non-employee Board member. As a result, the “fair value” of the option on the grant date will be equal to the annual cash retainer ($125,000 during fiscal 2005). Each Annual Option Grant vests in a series of 36 successive equal monthly installments upon the optionee’s completion of each additional month of Board service following the grant date.

•       Annual Restricted Stock Grant. If the Annual Award is in the form of restricted stock, the number of unvested shares subject to each annual restricted stock grant will have a fair market value on the date of grant (determined without regard to any vesting restriction) equal to the annual cash retainer then payable to non-employee Board members. In addition, our Board has the authority to provide that the issuance of restricted stock will be delivered in restricted stock units with shares to be delivered when shares would have otherwise vested under the annual restricted stock grant. Each restricted stock grant vests in a series of 36 successive equal monthly installments upon the participant’s completion of each additional month of Board service following the grant date.

Interim Option Grant.   Each non-employee Board member who is appointed to our Board on a date that is (1) not the date of an annual meeting and (2) less than 11 months since the most recent annual meeting, will, at the time of his or her initial appointment to our Board, automatically receive, in addition to the Initial Option Grant described above, a non-statutory stock option to purchase shares of our common stock (the “Interim Option Grant”). The number of shares subject to each Interim Option Grant will be determined so that the aggregate “fair value” of the option as determined under the option pricing model used to estimate the value of stock-based compensation in our financial statements will be equal to (1) the annual cash retainer that would have been paid had our Board member been appointed to our Board at the most recent annual meeting, but (2) reduced on a pro rata basis for each month prior to the grant date during which that person did not serve on our Board. As a result, the “fair value” of the option on the grant date will be equal to the cash retainer our Board member would have earned for serving on our Board for the applicable portion of the year. Each Interim Option Grant vests in a series of 36 successive equal monthly installments upon the optionee’s completion of each additional month of Board service following the grant date.

Terms of Options

Exercise Price.   The exercise price of options granted under the 2005 Directors Plan will be 100% of the fair market value of the common stock on the grant date. As of February 28, 2006, the closing price of our common stock as reported on Nasdaq was $21.87 per share.

Consideration.   The exercise price of options granted under the 2005 Directors Plan may be paid, to the extent permitted by applicable law and the stock option agreement, in (1) cash or check, (2) by delivery of other shares of our common stock, (3) pursuant to a broker-assisted cashless exercise arrangement or (4) pursuant to a net exercise arrangement.

Vesting.   Options granted under the 2005 Directors Plan generally vest and become exercisable in cumulative increments over the optionee’s continued service on our Board, specifically in four annual installments for the Initial Option Grant and 36 monthly installments for Annual Option Grants and Interim Option Grants. If a non-employee Board member’s service with us terminates due to permanent disability or death, the option may be exercised for an additional number of shares in which the optionee would have vested had he or she continued in Board service until the next annual meeting.

Term.   The maximum term of options granted under the 2005 Directors Plan is seven years.

Termination of Service.   If an individual’s service on our Board terminates, options granted under the 2005 Directors Plan generally terminate six months after termination of Board service, unless

(1) termination from our Board is due to an individual’s permanent disability, in which case the option, to the extent vested at the date of termination, may be exercised for 12 months following termination, or (2) an individual dies while serving on our Board or at any time within six months following termination of service on our Board, in which case the option, to the extent vested at the date of termination, may be exercised for 12 months following the date of death by the person or persons to whom the rights to exercise such option have passed. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer.   Options granted under the 2005 Directors Plan may not be transferred except by will or the laws of descent and distribution or as otherwise set forth in the applicable stock option agreement.

Terms of Restricted Stock Awards

Consideration.   Restricted stock awards are granted in consideration for past or future services rendered to us.

Vesting.   Shares of restricted stock under the 2005 Directors Plan vest over 36 months of continued service on our Board. Accordingly, such shares are subject to forfeiture back to us should an individual terminate service from our Board before vesting. If a non-employee Board member’s service with us terminates due to permanent disability or death, the restricted stock award vests on an accelerated basis for that additional number of shares in which the participant would have vested had he or she continued in Board service until the next annual meeting.

Termination of Service.   Upon termination of a non-employee Board member’s service, any shares of common stock that have not vested as of the date of such termination will be immediately forfeited back to us.

Restrictions on Transfer.   Shares of restricted stock granted under the 2005 Directors Plan may not be transferred except as set forth in the applicable restricted stock purchase agreement.

Changes to Capital Structure

If any change is made to the outstanding shares of our common stock without our receipt of consideration (whether through a stock split or other specified change in our capital structure), appropriate adjustments will be made to: (1) the maximum number and/or class of securities issuable under the 2005 Directors Plan, (2) the number and/or class of securities for which Stock Awards are to be subsequently made to both new and continuing non-employee Board members, and (3) the number and/or class of securities and the price per share in effect under each outstanding Stock Award under the 2005 Directors Plan. These adjustments will prevent the dilution or enlargement of benefits for participants.

Corporate Transactions; Changes in Control

In the event of a corporate transaction, each outstanding stock option and restricted stock award will automatically accelerate in full unless the stock option or our reacquisition rights with respect to the restricted stock award are assumed by or assigned to the successor corporation or its parent corporation. In the event an outstanding option is not assumed prior to the corporate transaction, such option will terminate and cease to remain outstanding if not exercised prior to the effective date of the corporate transaction. For purposes of the 2005 Directors Plan, a corporate transaction will be deemed to occur in the event of (1) a merger or consolidation in which we are not the surviving corporation, (2) the sale of all or substantially all of our assets in complete liquidation or dissolution of us or (3) any merger in which we are the surviving entity but become more than a 50%-owned subsidiary of another corporation.

In the event of a change in control, each stock award under the 2005 Directors Plan will automatically vest as to all shares subject to the stock award immediately prior to the effective date of the change in control. For purposes of the 2005 Directors Plan, a change in control will be deemed to occur in the event there is (1) the successful completion of a tender or exchange offer for securities possessing more than 50% of the total combined voting power of our outstanding securities, or (2) a change in the majority of our Board without the approval of the incumbent directors or their approved successors.

The acceleration of vesting of Stock Awards in the event of a corporate transaction or change in our ownership or control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Synopsys.

Duration, Termination and Amendment

Our Board may suspend or terminate the 2005 Directors Plan without stockholder approval or ratification at any time. Unless terminated sooner, the 2005 Directors Plan will terminate on the day immediately prior to the date of our 2007 Annual Meeting of Stockholders. Should stockholders approve the Amendment, the 2005 Directors Plan shall expire on the day immediately prior to our 2010 Annual Meeting of Stockholders.

Our Board may amend or modify the 2005 Directors Plan at any time, subject to any required stockholder approval. Stockholder approval will be required for any amendment that (1) materially increases the number of shares available for issuance under the 2005 Directors Plan, (2) materially expands the class of individuals eligible to receive Stock Awards under the 2005 Directors Plan, (3) materially increases the benefits accruing to the participants under the 2005 Directors Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2005 Directors Plan, (4) materially extends the term of the 2005 Directors Plan or (5) expands the types of awards available for issuance under the 2005 Directors Plan.

Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to non-employee directors and us with respect to participation in the 2005 Directors Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Non-Statutory Stock Options.   No taxable income is recognized by a participant upon the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, we will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the common stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the common stock was held for more than one year.

Restricted Stock Awards.   Upon the grant of a restricted stock award which is unvested and subject to reacquisition by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our reacquisition right lapses, an amount equal to the fair market value of the shares on the dates the reacquisition right lapses. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the fair market value of the shares on the date of issuance. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition right lapses. We will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the common stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount recognized as ordinary income upon issuance (or vesting) of the common stock. Such gain or loss will be long-term or short-term depending on whether the common stock was held for more than one year.

Restricted Stock Unit Awards.   No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Plan Benefits Table

The table below shows, as to each of the named executive officers and the various indicated groups, the number of shares of restricted stock and options to purchase common stock granted under the 2005 Directors Plan during fiscal 2005, together with the weighted average exercise price payable per share.

New Plan Benefits
2005 Non-Employee Directors Equity Incentive Plan

Name	Number of Shares of Restricted Stock Granted		Number of Options Granted		Weighted Average Exercise Price($)
Aart J. de Geus	—	(1)	—	(1)	—
Chairman of the Board and Chief Executive Officer
Chi-Foon Chan	—	(1)	—	(1)	—
President and Chief Operating Officer
Vicki L. Andrews	—	(1)	—	(1)	—
Senior Vice President, Worldwide Sales
Antun Domic	—	(1)	—	(1)	—
Senior Vice President and General Manager, Implementation Group
Raul Camposano	—	(1)	—	(1)	—
Senior Vice President, Chief Technology Officer and General Manager, Silicon Engineering Group
All executive officers (9 persons)	—	(1)	—	(1)	—
All non-executive officer directors (6 persons)	42,060		—		—
All employees, excluding executive officers (4,747 persons)	—	(1)	—	(1)	—

(1)          Employees, including executive officers, are not eligible to participate in the 2005 Directors Plan.

PROPOSAL FOUR—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP, our independent registered public accounting firm, to audit our consolidated financial statements for fiscal 2006. KPMG LLP has audited our consolidated financial statements since fiscal 1992. Stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for fiscal 2006.

A KPMG LLP representative is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our Restated Bylaws or otherwise. However, our Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the selection, the Audit Committee and our Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and our Board in their discretion may direct the appointment of different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of Synopsys and its stockholders.

Fees of KPMG

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Synopsys’ annual financial statements for fiscal 2005 and 2004, and fees billed for all other services rendered by KPMG LLP.

	Year Ended October 31,
	2005	2004
	(in thousands)
Audit fees(1)	$4,037	$2,668
Audit related fees(2)	291	344
Tax fees(3)	12	152
All other fees	—	—
Total fees.	$4,340	$3,164

(1)          Includes $124,000 in billings received subsequent to the filing of the Annual Report on Form 10-K and approved by the Audit Committee.

(2)          Consists of fees for due diligence services.

(3)          Consists of fees for international tax planning services and advice.

Audit Committee Pre-Approval Policy for Non-Audit Fees

Section 10A(i)(1) of the Exchange Act requires that all non-audit services to be performed by our independent registered public accounting firm be approved in advance by the Audit Committee, subject to certain exceptions relating to non-audit services accounting for less than five percent of the total fees paid to our independent registered public accounting firm which are subsequently ratified by the Audit

Committee (the “De Minimus Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the Chairperson report the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the non-audit services described above were performed pursuant to the De Minimus Exception during fiscal 2005 or 2004.

Recommendation

Our Board unanimously recommends that our stockholders vote FOR the ratification of the selection of KPMG LLP to serve as our independent registered public accounting firm for fiscal 2006.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and greater than ten percent beneficial owners of our common stock to file reports of ownership and changes in ownership with the SEC. Our directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the Forms 3, 4 and 5 filed by or received from our reporting persons (or written representations received from such persons), we believe that each of our directors, executive officers and greater than ten percent beneficial owners of our common stock during fiscal 2005 complied with all filing requirements applicable to such persons.

Stockholder Communications with Board

Although we have not to date developed formal processes by which stockholders may communicate directly to directors, our Board believes its informal process, in which all communications sent to our Board or one or more individual members in care of the Chief Executive Officer or Corporate Secretary are delivered directly and promptly to our Board without being subject to pre-screening, has served our Board’s and stockholders’ needs to date. In view of SEC disclosure requirements relating to this issue, the Governance Committee may in the future develop more specific procedures. Until any other procedures are developed and posted on our corporate website, any communication to our Board or one or more individual members should be sent to: Corporate Secretary, Synopsys, Inc., 700 East Middlefield Road, Mountain View, California 94043.

Board Attendance at Stockholders’ Meetings

Dr. de Geus and Ms. Coleman attended the 2005 Annual Meeting of Stockholders. No other directors attended. We do not have a written policy regarding Board attendance at annual meetings of stockholders.

Consideration of Stockholder Recommendations for Candidates for Election to our Board

If a stockholder wishes to recommend a candidate for nomination to our Board, he or she should forward the name of that nominee and related personal information to the Governance Committee, in care of the Corporate Secretary, at least six months before the next annual meeting to assure time for meaningful consideration by the Governance Committee. See also “Deadline for Receipt of Stockholder Proposals” for procedural requirements and deadlines for nominations. Prior to or at the time the Governance Committee approves the agenda for each stockholder meeting, the Governance Committee evaluates all nominees for director, including any nominee that may have been properly proposed by stockholders. The Governance Committee has not, to date, adopted a formal process for consideration of stockholder nominees because it believes this informal consideration process has been adequate given the lack of stockholder nominations in the past. However, the Governance Committee intends to review periodically whether a more formal policy should be adopted.

The Governance Committee has no stated specific or minimum qualifications that must be met by a Board candidate, and the Governance Committee uses the same selection criteria regardless of whether the candidate has been recommended by a stockholder or identified by the Governance Committee. However, all candidates for election or reelection should (1) have sufficient experience in the electronic design automation, semiconductor, electronics or technology industries to enable them to effectively help create and guide Synopsys’ business strategy, (2) be prepared to participate fully in Board activities, including preparation for, attendance at and active participation in, meetings of the Board, (3) not hold positions that would conflict with their responsibilities to Synopsys, and (4) have a high degree of personal integrity and interpersonal skills. In addition, each candidate should also be prepared to represent the best interests of all of Synopsys’ stockholders and not just one particular constituency. Finally, the Nasdaq listing standards and our own corporate guidelines require than at least a majority of members of the Board qualify as independent directors in accordance with such standards.

Annual Report on Form 10-K

A stockholders’ letter and a copy of our Annual Report on Form 10-K for fiscal year ended October 31, 2005, which together constitute our Annual Report to Stockholders, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Such Annual Report is not incorporated into this Proxy Statement and shall not be considered proxy solicitation material.

Stockholders may also request a copy of the Form 10-K, without charge, by writing to: Corporate Secretary, Synopsys, Inc., 700 East Middlefield Road, Mountain View, California 94043. A copy of the Form 10-K has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov).

Deadline for Receipt of Stockholder Proposals

We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy intend to vote the shares they represent as our Board may recommend. By executing the enclosed Proxy, stockholders grant such persons discretionary authority with respect to such other matters.

Our stockholders who intend to present one or more proposals at our 2007 Annual Meeting of Stockholders, including nominations to our Board of persons other than those nominated by our Board, must send notification to us, to: Corporate Secretary, Synopsys, Inc., 700 East Middlefield Road, Mountain View, California 94043, so that such notice is received no later than December 22, 2006 in order that they may be timely under our Restated Bylaws and may be considered for inclusion in the proxy statement and proxy relating to that meeting; provided that, if we change the date of our 2007 Annual Meeting of Stockholders by more than 30 days, such notice must be delivered to us a reasonable time before the solicitation is made. A stockholder’s notice to us must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (1) a brief description of the matter and the reasons for conducting such business at the annual meeting; (2) the name and address of the stockholder, as they appear on our books; (3) the number of shares beneficially owned by the stockholder; (4) any material interest of the stockholder in the proposal; and (5) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. Nominations of persons to our Board at the 2007 Annual Meeting of Stockholders must also be made by the date specified above and include with respect to each nomination and the nominating stockholder: (a) the name, age, business address and residence address of such person; (b) the principal occupation or employment of such person;

(c) the class and number of our shares which are beneficially owned by such person; (d) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (e) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required under the Exchange Act.

The chairman of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders “household” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker and our investor relations department in writing at 700 East Middlefield Road, Mountain View, California 94043, by email at invest-info@synopsys.com or by telephone at (650) 584-4257. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Dated: March 17, 2006	THE BOARD OF DIRECTORS

Appendix A

SYNOPSYS, INC.

2006 EMPLOYEE EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS:  MARCH 3, 2006

SUBJECT TO APPROVAL BY THE STOCKHOLDERS:  APRIL 25, 2006

TERMINATION DATE:  MARCH 3, 2016

1.                                      GENERAL.

(a)                                  Successor and Continuation of Prior Plans. The Plan is intended as the successor and continuation of the (i) Synopsys, Inc. 1992 Stock Option Plan, (ii) Synopsys, Inc. 1998 Nonstatutory Stock Option Plan, and (iii) Synopsys, Inc. 2005 Assumed Stock Option Plan (collectively, the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. Any shares remaining available for issuance pursuant to the exercise of options under the Prior Plans shall become available for issuance pursuant to Stock Awards granted hereunder. Any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder. On the Effective Date, all outstanding stock options granted under the Prior Plans shall be deemed to be stock options granted pursuant to the Plan, but shall remain subject to the terms of the Prior Plans with respect to which they were originally granted.

(b)                                  Eligible Award Recipients. The persons eligible to receive Awards are Employees and Consultants. Non-employee Directors are not eligible to receive Awards under this Plan.

(c)                                  Available Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, and (vii) Other Stock Awards. The Plan also provides for the grant of Performance Cash Awards.

(d)                                  Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.                                      DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

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(a)                                  “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b)                                  “Award” means a Stock Award or a Performance Cash Award.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                  “Capitalization Adjustment” has the meaning ascribed to that term in Section 9(a).

(e)                                  “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) the Participant commits an act of dishonesty in connection with the Participant’s responsibilities as an Employee or Consultant; (ii) the Participant commits a felony or any act of moral turpitude; (iii) the Participant commits any willful or grossly negligent act that constitutes gross misconduct and/or injures, or is reasonably likely to injure, the Company or any Affiliate; or (iv) the Participant willfully and materially violates (A) any written policies or procedures of the Company or any Affiliate, or (B) the Participant’s obligations to the Company or any Affiliate. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(f)                                    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a

2

result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)                                there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)                            the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv)                               there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)                                   individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

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(g)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(h)                                 “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(i)                                    “Common Stock” means the common stock of the Company.

(j)                                    “Company” means Synopsys, Inc., a Delaware corporation.

(k)                                “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l)                                    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate from a Consultant to Employee shall not terminate a Participant’s Continuous Service. Furthermore, a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. However, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. A leave of absence shall be treated as Continuous Service for purposes of vesting in an Award to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(m)                              “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)                                a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)                            the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)                               the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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(n)                                 “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(o)                                  “Director” means a member of the Board.

(p)                                  “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(q)                                  “Effective Date” means the effective date of the Plan as specified in Section 12.

(r)                                  “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)                                  “Entity” means a corporation, partnership or other entity.

(t)                                    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)                                 “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 12, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(v)                                   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)                                    If the Common Stock is listed on any established stock exchange or traded on any market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date in question, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

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(ii)                                In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in a manner that complies with Section 409A of the Code.

(w)                                “Incentive Stock Option” means an Option which qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)                                  “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y)                                  “Nonstatutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.

(z)                                  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)                            “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)                            “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc)                            “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd)                            “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(ee)                            “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff)                                “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an

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“affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(gg)                          “Own,” “Owned,” “Owner,” “Ownership”  A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)                          “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ii)                                “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7(d)(ii).

(jj)                                “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) orders and revenue; (xvii) orders quality metrics; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) market share; (xxiii) cash flow; (xxiv) cash flow per share; (xxv) share price performance; (xxvi) debt reduction; (xxvii) implementation or completion of projects or processes; (xxviii) customer satisfaction; (xxix) stockholders’ equity; (xxx) quality measures; and (xxxi) any other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(kk)                        “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be set on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to internally generated business plans, approved by the Board, the performance of one or more comparable companies or the performance of one or more relevant indices. To the extent consistent with Section 162(m) of the Code and the regulations thereunder, the Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the

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effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); and (xiii) to reflect any partial or complete corporate liquidation. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ll)                                “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award.

(mm)                    “Performance Stock Award” means either a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to the terms and conditions of Section 7(d)(i).

(nn)                          “Plan” means this Synopsys, Inc. 2006 Employee Equity Incentive Plan.

(oo)                            “Prior Plans” means the Company’s 1992 Stock Option Plan, 1998 Nonstatutory Stock Option Plan, and 2005 Assumed Stock Option Plan as in effect immediately prior to the effective date of the Plan.

(pp)                            “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(qq)                            “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)                            “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(ss)                            “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

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(tt)                                “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)                          “Securities Act” means the Securities Act of 1933, as amended.

(vv)                              “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(c).

(ww)                        “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx)                            “Stock Award” means any right granted under the Plan, including an Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award, or an Other Stock Award.

(yy)                            “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz)                            “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa)                      “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.                                      ADMINISTRATION.

(a)                                  Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b)                                  Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                                    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

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(ii)                                To determine from time to time (1) which of the persons eligible under the Plan shall be granted Awards; (2) when and how each Award shall be granted; (3) what type or combination of types of Award shall be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(iii)                            To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(iv)                               To amend the Plan or an Award as provided in Section 10.

(v)                                   To terminate or suspend the Plan as provided in Section 11.

(vi)                               Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii)                           To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by individuals who are foreign nationals or employed outside the United States.

(c)                                  Delegation to Committee.

(i)                                    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)                                Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

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(d)                                  Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Employees of the Company or any of its Subsidiaries to be recipients of Options and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Options granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Options granted by such Officer. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(v)(ii) above.

(e)                                  Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)                                    Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event, provided, however, that this provision shall not prevent cancellations of Stock Awards upon expiration or termination of such Stock Awards and the return of the underlying shares of Common Stock to the Plan for future issuance pursuant to Section 4(b) hereof.

4.                                      SHARES SUBJECT TO THE PLAN.

(a)                                  Share Reserve. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed Forty-Seven Million Four Hundred Ninety-Seven Two Hundred Forty-Eight (47,497,248) shares of Common Stock in the aggregate. Such maximum number of shares reserved for issuance is approximately equal to the number of shares remaining available for issuance under the Prior Plans, including shares subject to outstanding stock awards under the Prior Plans as of the Effective Date. Subject to Section 4(b), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under Section 7(c), and (ii) one and thirty-six hundredths (1.36) shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award granted under Section 7. Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A(8) and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)                                  Reversion of Shares to the Share Reserve.

(i)                                    Shares Available For Subsequent Issuance. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s reacquisition or repurchase rights under the Plan, including any

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forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as one and thirty-six hundredths (1.36) shares against the number of shares available for issuance under the Plan pursuant to Section 4(a) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this Section 4(b)(i), then the number of shares of Common Stock available for issuance under the Plan shall increase by one and thirty-six hundredths (1.36) shares.

(ii)                                Shares Not Available for Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Restricted Stock Award or Restricted Stock Unit Award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

(c)                                  Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4, subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be Forty-Seven Million Four Hundred Ninety-Seven Two Hundred Forty-Eight (47,497,248) shares of Common Stock.

(d)                                  Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5.                                      ELIGIBILITY.

(a)                                  Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Consultants. Stock Awards under this Plan may not be granted to non-employee Directors.

(b)                                  Ten Percent Stockholders. An Employee who is also a Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option has a term of no more than five (5) years from the date of grant and is not exercisable after the expiration of five (5) years from the date of grant.

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(c)                                  Section 162(m) Limitation on Annual Awards. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments no Employee shall be eligible to be granted Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than one million (1,000,000) shares of Common Stock during any calendar year.

6.                                      OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)                                  Term. No Option shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b)                                  Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)                                  Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d)                                  Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

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(i)                                    by cash or check;

(ii)                                pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)                            by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)                               by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or

(v)                                   in any other form of legal consideration that may be acceptable to the Board.

(e)                                  Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)                                    Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii)                                Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)                            Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(f)                                    Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time

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or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g)                                 Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h)                                 Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i)                                    Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j)                                    Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the

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Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k)                                Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding and the Option shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

7.                                      PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)                                  Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration. A Restricted Stock Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)                                Vesting. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)                            Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)                               Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)                                  Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award

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Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration. A Restricted Stock Unit Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)                                Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)                            Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)                               Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)                                  Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)                                Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii)                            Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the strike price that is determined by the Board on the date of grant of the Stock Appreciation Right.

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(iv)                               Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)                                   Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)                               Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)                           Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)                       Extension of Termination Date. A Participant’s Stock Appreciation Right Agreement may provide that if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(ix)                              Disability of Participant. In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time

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specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(x)                                  Death of Participant. In the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(xi)                              Termination for Cause. In the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate immediately and cease to remain outstanding and the Stock Appreciation Right shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

(d)                                  Performance Awards.

(i)                                    Performance Stock Awards. A Performance Stock Award is either a Restricted Stock Award or Restricted Stock Unit Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Performance Stock Awards described in this Section 7(d)(i) shall not exceed the value of one million (1,000,000) shares of Common Stock.

(ii)                                Performance Cash Awards. A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Performance Cash Awards described in this Section 7(d)(ii) shall not exceed two million dollars ($2,000,000).

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(e)                                  Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.                                      MISCELLANEOUS.

(a)                                  Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)                                  Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has exercised the Stock Award pursuant to its terms and the issuance of the Common Stock has been entered into the books and records of the Company.

(c)                                  No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)                                  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e)                                  Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for

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the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)                                    Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

(g)                                 Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding payment from any amounts otherwise payable to the Participant; or (iv) by such other method as may be set forth in the Stock Award Agreement.

(h)                                 Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

9.                                      ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a)                                  Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 12 without the receipt of consideration by the

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Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 5(c) and 7(d)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)                                  Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)                                  Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i)                                    Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3(b).

(ii)                                Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have

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not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate pursuant to this Section 9(c)(ii) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(iii)                            Stock Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate pursuant to this Section 9(c)(iii) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(iv)                               Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d)                                  Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s

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Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

10.                               AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)                                  Amendment of Plan. Subject to the limitations of applicable law, the Board at any time, and from time to time, may amend the Plan. However, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements.

(b)                                  Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c)                                  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)                                  Amendment of Awards. The Board, at any time and from time to time, may amend the terms of any one or more Awards (either directly or by amending the Plan), including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement or the written terms of a Performance Cash Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Award outstanding at the time of such amendment shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

11.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                  Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                  No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

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12.                               EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon approval by the stockholders at the 2006 Annual Meeting as of the Effective Date.

13.                               CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

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Appendix B

SYNOPSYS, INC.

2005 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on March 1, 2005 and approved by the

Stockholders on May 23, 2005

I.  PURPOSE OF THE PLAN

This 2005 Non-Employee Directors Equity Incentive Plan (the “Plan”) is intended to promote the interests of Synopsys, Inc., a Delaware corporation (the “Corporation”), by providing the non-employee members of the Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

II.  DEFINITIONS

For purposes of the Plan, the following definitions shall be in effect:

ANNUAL MEETING: the first meeting of the Corporation’s stockholders held each calendar year at which directors of the Corporation are selected.

AWARD: an option granted pursuant to Section VI.A(1), Section VI.A(2)(i) or Section VI.A(3) or common stock issued as Restricted Stock pursuant to Section VI.A(2)(ii).

BOARD: the Corporation’s Board of Directors.

CODE: the Internal Revenue Code of 1986, as amended.

COMMON STOCK: shares of the Corporation’s common stock.

CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

(1)                                              any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding

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securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders; or

(2)                                              there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

(1)                                              a merger or consolidation in which the Corporation is not the surviving entity,

(2)                                              the sale, transfer or other disposition of all or substantially all of the assets of the Corporation but only if such sale, transfer or other disposition occurs in connection with the complete liquidation or dissolution of the Corporation, or

(3)                                              any merger in which the Corporation is the surviving entity but becomes a more than fifty percent (50%) owned subsidiary of another corporation.

EFFECTIVE DATE: March 1, 2005, the date on which the Plan was adopted by the Board.

ELIGIBLE DIRECTOR:  a person designated as an Eligible Director pursuant to Section V.A.

FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

(1)                                              If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

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(2)                                              If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

1934 ACT: the Securities Exchange Act of 1934, as amended.

OPTIONEE: any person to whom an option is granted under the Plan.

PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

RESTRICTED STOCK:  shares of Common Stock as described in Section VI.A(2)(ii).

III.  ADMINISTRATION OF THE PLAN

Except as otherwise provided herein, the terms and conditions of each Award (including the timing and pricing of option grants) shall be determined by the express terms and conditions of the Plan. To the extent not inconsistent with the foregoing, the Board shall have the power to construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may (i) correct any defect, omission or inconsistency in the Plan or in any Stock Option Agreement or Restricted Stock Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective, (ii) to amend the Plan or an Award as provided in Section VIII, or (iii) to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Corporation. Notwithstanding the foregoing, the Board shall not have the power to approve a program whereby outstanding Awards are surrendered in exchange for Awards with a lower exercise price, without first obtaining stockholder approval of such program other than changes to outstanding awards pursuant to Section IV.C.

IV.  STOCK SUBJECT TO THE PLAN

A.                       Shares of the Corporation’s Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by

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the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall initially be fixed at 750,000 shares, subject to stockholder approval at the 2006 Annual Meeting of Stockholders of the Company.

B.                         Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for issuance under the Plan. Unvested shares of Restricted Stock that revert to the Corporation shall also be available for reissuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock that were not acquired from the Corporation, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

C.                         Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which Awards are to be subsequently made to each newly-elected or continuing non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect under each Award outstanding under the Plan. The adjustments to the outstanding Awards shall be made by the Board in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards and shall be final, binding and conclusive.

V. ELIGIBILITY

A.                       Eligible Directors. The individuals eligible to receive Awards pursuant to the provisions of this Plan shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who are re-elected as non-employee Board members at one or more Annual Meetings held after the Effective Date whether or not such individual is serving as a non-employee director on the Effective Date. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria is hereby designated an Eligible Director.

B.                         Limitation. Except for the grants to be made pursuant to this Plan, non-employee Board members shall not be eligible to receive any stock options, stock appreciation rights, direct stock issuances or other stock awards under this Plan or any other stock plan of the Corporation or any parent or subsidiary.

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VI. TERMS AND CONDITIONS OF AUTOMATIC AWARDS

A. Award Amounts and Dates. Awards shall be granted in the amounts and on the dates specified below:

(1)                      Initial Awards. Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the Corporation’s stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase thirty thousand (30,000) shares of Common Stock. The terms and conditions of any such option shall be as set forth in Section VI.B.

(2)                      Annual Awards. On the date of each Annual Meeting during the term of this Plan, each Eligible Director who is re-elected to the Board at that Annual Meeting shall automatically be granted, on the date of such Annual Meeting (the “Award Annual Meeting”), an annual Award (an “Annual Award”) in the form described below, with a value equal to the Annual Award Value, as defined below. There shall be no limit on the number of Annual Awards any one Eligible Director may receive over his or her period of continued Board service during the term of this Plan. On or before the December 31st of the calendar year immediately preceding the calendar year in which the Award Annual Meeting occurs, the Board shall determine if the Annual Award shall be in the form of a stock option in the form described in Section VI.A(2)(i) below or in the form of Restricted Stock described in Section VI.A(2)(ii) below. In the event that no such determination is made by such December 31st, the Annual Award shall be in the form of a stock option in the form described in Section VI.A(2)(i) below, except in the case of Awards to be received on the date of the 2005 Annual Meeting, for which the Board shall make such determination a reasonable period of time before the date of such Annual Meeting.

(i)  If the Annual Award is in the form of a stock option, the Annual Award shall be a non-statutory option to purchase a number of shares of Common Stock (an “Annual Option Grant”) equal to the number of shares which will result in the Annual Option Grant having a value as determined under the generally accepted accounting principles employed by the Corporation for the purposes of preparing its financial statements equal to the Annual Award Value. The Annual Option Grant shall have the terms and conditions set forth in Section VI.B.

(ii)  If the Annual Award is in the form of Restricted Stock, the Annual Award shall be a grant of a number of unvested shares of Common Stock with a Fair Market Value equal to the Annual Award Value with any fractional share being eliminated. The terms and conditions of an Annual Award in the form of restricted stock shall be as set forth in Section VI.C. Notwithstanding the foregoing, the Board shall have the authority to provide that an Award in the form of Restricted Stock shall instead be in the form of a commitment to issue shares of

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Common Stock on the dates the Restricted Stock would have vested and otherwise with substantially the same provisions as set forth in this Plan for Awards of Restricted Stock. (Such a commitment is commonly referred to as an award of “Restricted Stock Units.”)  If the Board has determined that Awards of Restricted Stock Units shall be made in lieu of Awards of Restricted Stock, references in this Plan to Restricted Stock shall be deemed references to Restricted Stock Units.

(3)                      Interim Awards. In the case of an Eligible Director who is appointed to the Board on a date (the “Interim Appointment Date”) that is neither (x) the date of an Annual Meeting nor (y) a date that is more than eleven (11) months since the most recent Annual Meeting that preceded the Interim Appointment Date, such Eligible Director shall automatically be granted, at the time of such appointment, an Award (an “Interim Award”) in the form of a non-statutory option to purchase a number of shares of Common Stock (an “Interim Option Grant”) equal to the number of shares which will result in the Interim Option Grant having a value as determined under the generally accepted accounting principles employed by the Corporation for the purposes of preparing its financial statements equal to the Interim Award Value, as defined below. The Interim Option Grant shall have the terms and conditions set forth in Section VI.B

(4)                      Definitions. The following definitions shall apply for the purposes of this Section VI:

(i)  For the purposes of this Section VI.A, “Annual Award Value” shall mean a dollar amount equal to the annual cash retainer for service as a Director in effect at the time of the Award Annual Meeting for the period from the Award Annual Meeting until the first Annual Meeting following the Award Annual Meeting.

(ii)  “Interim Award Value” shall mean a dollar amount equal to the product of (i) the Annual Award Value the Eligible Director would have received had the Eligible Director been appointed to the Board at the time of the most recent Annual Meeting that preceded the Interim Appointment Date multiplied by (ii) a fraction the numerator of which is twelve (12) minus the lesser of (x) the number of whole months from the most recent Annual Meeting that preceded the Interim Appointment Date until the Interim Appointment Date with any fraction of a month being rounded up to the next whole month or (y) twelve (12) and the denominator of which is twelve (12).

B.                          Terms and Conditions of Options. Any options granted pursuant to Section VI.A(1), Section VI.A(2)(i) or Section VI.A(3) shall have the following terms and conditions:

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(1)                      Exercise Price. The exercise price per share of Common Stock subject to such option shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

(2)                      Payment. Upon the exercise of the option in whole or in part, the exercise price for the portion being exercised shall become immediately due and shall be payable in one of the alternative forms specified below, or in a combination of such alternative forms, to the extent permitted by law and permitted in the form of Stock Option Agreement issued in connection with the option:

(i)                         full payment in cash or check made payable to the Corporation’s order; or

(ii)                      full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below); or

(iii)   full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (x) shall provide irrevocable written instructions to a brokerage firm acceptable to the Corporation to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (y) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

(iv)  a “net exercise” arrangement pursuant to which the Corporation will reduce the number of shares of Common Stock issued upon exercise of the option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Corporation shall accept a cash payment from the Eligible Director to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided further, however, that shares of Common Stock will no longer be outstanding under the option and will not be exercisable thereafter to the extent that (x) shares are used to pay the exercise price pursuant to the “net exercise” of the option and (y) shares are directly or indirectly delivered to the Eligible Director as a result of such exercise of the option.

For purposes of this Section VI.B(2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the exercise price for the purchased shares must accompany the exercise notice.

(3)                      Exercisability/Vesting. Each stock option granted pursuant to this Plan shall be exercisable only if the option becomes vested in accordance with the terms of this Plan. Once a portion of an option becomes vested, such portion shall remain exercisable until either such

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portion is exercised or the option is terminated in accordance with the provisions of this Plan. In no event, however, shall any additional option shares vest after the Optionee’s cessation of Board service. Except as otherwise provided in this Plan, options granted pursuant to this Plan shall vest as follows:

(i)                                                 The initial automatic grant for thirty thousand (30,000) shares made to each Eligible Director shall vest in a series of four (4) successive equal installments as such individual continues in Board service through the date immediately preceding each of the first four (4) Annual Meetings following the grant date of that option.

(ii)                                              Each Annual Option Grant and any Interim Option Grant made to an Eligible Director shall vest in thirty-six (36) successive equal installments for each month the Optionee continues in Board service from the grant date of that option through the third (3rd) anniversary of the grant date of the option.

(iii)                                           Should the Optionee die or become Permanently Disabled while serving as a Board member, then any option grant issued under the Plan held by the Optionee at the time of his or her death or Permanent Disability may subsequently be exercised for any or all of the option shares in which the Optionee is vested at that time plus an additional number of option shares equal to the number of option shares (if any) in which the Optionee would have vested had he or she continued in Board service until the next Annual Meeting.

(4)                      Option Term. Each option grant under the Plan shall have a maximum term of seven (7) years measured from the automatic grant date.

(5)                      Effect of Termination of Board Service.

(i)                         Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more option grants issued under the Plan, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

(ii)                      Should the Optionee die on or before the date that is six (6) months after cessation of Board service, then any option grant issued under the Plan held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the

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Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee’s death.

(iii)                   Should the Optionee become Permanently Disabled while serving as a Board member, then the Optionee shall have the right to exercise the option for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service at any time prior to the expiration of the twelve (12)-month period measured from the date of the Optionee’s Permanent Disability.

(iv)                  In no event shall any option grant under this Plan remain exercisable after the expiration date of the maximum seven (7) year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs (i) through (iii) above or (if earlier) upon the expiration of the maximum seven (7)-year option term, the grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

(6)                      Stockholder Rights. The holder of an option grant issued under the Plan shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

(7)                      Remaining Terms. The remaining terms and conditions of each option grant issued under the Plan shall be as set forth in a written stock option agreement (the “Stock Option Agreement”) in a form adopted from time to time by the Board; provided, however, that the terms of any Stock Option Agreement shall be consistent with the provisions of this Plan.

C.                          Terms and Conditions of Restricted Stock. Any Restricted Stock granted pursuant to the provisions of Section VI.A(2)(ii) shall have the following terms and conditions:

(1)                      Payment. To the fullest extent permitted by law, the payment for the restricted shares shall be in the form of past services rendered to or future services to be rendered to the Corporation. In the event additional consideration is required to be paid in order that the restricted shares shall be deemed fully paid and nonassessable, the Board shall determine the amount and character of such additional consideration.

(2)                      Vesting. Each Annual Award granted to an Eligible Director in the form of Restricted Stock shall vest, and the Corporation’s repurchase right shall lapse, in thirty-six (36) successive equal installments for each month the Eligible Director continues in Board service from the grant date of that Annual Award through the third (3rd) anniversary of the grant date of such Annual Award. Should the Eligible Director die or become Permanently Disabled while

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serving as a Board member, then any Restricted Stock issued under the Plan held by the Eligible Director at the time of his or her death or Permanent Disability shall be deemed vested for a number of shares equal to the number calculated in the preceding sentence as of the date of death or Permanent Disability plus an additional number of shares equal to the number of shares (if any) in which the Eligible Director would have vested had he or she continued in Board service until the next Annual Meeting.

(3)                      Effect of Termination of Board Service. Should an Eligible Director cease to serve as a Board member while holding unvested Restricted Stock, the unvested stock shall immediately be forfeited and revert back to the Corporation. No notice or other action shall be required of the Corporation to effectuate such reversion.

(4)                      Remaining Terms. The remaining terms and conditions of each grant of Restricted Stock under the Plan shall be as set forth in a written restricted stock agreement (the “Restricted Stock Agreement”) in a form adopted from time to time by the Board; provided, however, that the terms of any Restricted Stock Agreement shall be consistent with the provisions of this Plan.

VII. SPECIAL VESTING ACCELERATION EVENTS

A.                       In the event of any Corporate Transaction, the Board may provide that some or all of the outstanding stock options and some or all of the Corporation’s outstanding reacquisition rights shall be assumed by the successor corporation or its parent corporation. In the event of any Corporate Transaction, each outstanding stock option and each outstanding share of Restricted Stock shall become immediately vested, immediately prior to the Corporate Transaction unless (i) in the case of an option, such option is assumed by the successor corporation or its parent corporation or (ii) in the case of Restricted Stock, the Corporation’s reacquisition rights are assumed by the successor corporation or its parent corporation. In the event an option outstanding immediately prior to the Corporate Transaction is not assumed by the successor corporation or its parent corporation, the outstanding option shall terminate and cease to be outstanding immediately following the Corporate Transaction to the extent that such option is not exercised as of the effective date of the Corporate Transaction.

B.                         In connection with any Change in Control of the Corporation, each outstanding, unvested option granted under the Plan and each share of unvested Restricted Stock issued under the Plan shall automatically vest in full immediately prior to the specified effective date for the Change in Control.

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VIII. AMENDMENT OF THE PLAN AND AWARDS

The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever; provided, however, that no such amendment or modification shall adversely affect rights and obligations with respect to Awards at the time outstanding under the Plan, unless the affected Eligible Directors consent to such amendment. In addition, the Board may not, without the approval of the Corporation’s stockholders, amend the Plan in such a manner that would violate the listing requirements applicable to the Corporation with respect to any securities exchange or quotation system on which the Corporation lists the Corporation’s securities.

IX.  EFFECTIVE DATE AND TERM OF PLAN

A.                       The Plan became effective immediately upon adoption by the Board on the Effective Date, and one or more automatic option grants may be made under the Plan at any time on or after such Effective Date. However, no options granted under the Plan shall become exercisable in whole or in part prior to approval of the Plan by the Corporation’s stockholders at the 2005 Annual Meeting. If such approval is not obtained, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further option grants shall be made under the Plan.

B.                         Subject to stockholder approval at the 2006 Annual Meeting of Stockholders, the Plan shall terminate upon the earlier of (i) the day immediately prior to the date of the Annual Meeting of stockholders that occurs in 2010 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise of Awards. If the date of termination is determined under clause (i) above, then all option grants and issuances of Restricted Stock outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the applicable Stock Option Agreements and Restricted Stock Agreements..

X.  USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

XI.  REGULATORY APPROVALS

A.                       The implementation of the Plan, the granting of any Awards and the issuance of Common Stock upon the exercise of an Award shall be subject to the Corporation’s compliance in all respects with the requirements of applicable law and the rules of any securities exchange or quotation system on which the Corporation lists the Corporation’s securities.

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B.                         No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange or quotation system on which the Common Stock is then listed or quoted for trading.

XII.  NO IMPAIRMENT OF RIGHTS

Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

XIII.  MISCELLANEOUS PROVISIONS

A.                       Awards may not be assigned, encumbered or otherwise transferred by any holder of the Award except by will or the laws of descent and distribution or as provided in the associated Stock Option Agreement or Restricted Stock Agreement.

B.                         The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

C.                         The existence of outstanding Awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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Proxy – Synopsys, Inc.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE SYNOPSYS, INC. (SYNOPSYS) BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 25, 2006.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on April 25, 2006, Proxy Statement, Letter to Stockholders and Annual Report on Form 10-K for fiscal 2005, and appoint Chi-Foon Chan and Brian M. Beattie, and each of them individually, the proxy of the undersigned, each with full power of substitution, to vote all Synopsys common shares that the undersigned is entitled to vote, either on his or her own behalf or of any entity or entities, at the Synopsys annual meeting of stockholders to be held at Synopsys’ offices located at 700 East Middlefield Road, Building C, Mountain View, California on Tuesday, April 25, 2006 at 10:00 a.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by the proxy shall be voted in the manner set forth on the reverse side.

THE SYNOPSYS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE. THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICIATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ON THE REVERSE, FOR APPROVAL OF THE 2006 EMPLOYEE EQUITY INCENTIVE PLAN, THE AMENDMENT TO THE 2005 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN, THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP, AND IN THE PROXY HOLDERS’ DISCRETION, ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THANK YOU FOR VOTING

☐	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold

01 – Aart J. de Geus	☐	☐	05 – A. Richard Newton	☐	☐

02 – Chi-Foon Chan	☐	☐	06 – Sasson Somekh	☐	☐

03 – Bruce R. Chizen	☐	☐	07 – Roy Vallee	☐	☐

04 – Deborah A. Coleman	☐	☐	08 – Steven C. Walske	☐	☐

B	Issues

The Board of Directors recommends a vote FOR the following proposals.

2.   To approve the 2006 Employee Equity Incentive Plan and the reservation of 47,497,248 shares of our common stock for issuance thereunder (comprised of 37,885,110 shares subject to outstanding stock options granted under existing employee stock option plans as of January 31, 2006 and 9,612,138 shares reserved for future grant under such plans as of January 31, 2006).

4. To ratify the appointment by our Audit Committee of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2006.

For	Against	Abstain	For	Against	Abstain
☐	☐	☐	☐	☐	☐

3.   To approve an amendment of the 2005 Non-Employee Directors Equity Incentive Plan (the “2005 Directors Plan”) in order to (a) provide that the expiration date of the 2005 Directors Plan shall be the day immediately preceding the date of the 2010 Annual Meeting of Stockholders and (b) reserve an additional 450,000 shares of our common stock for issuance thereunder.

For	Against	Abstain
☐	☐	☐

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE:

Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
☐☐/☐☐/☐☐☐☐